SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securites Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /x/
Filed by a Party other than the Registrant /  /

Check the appropriate box:

/ / Preliminary Proxy Statement

/ / Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2)

/x/ Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   PFIZER INC.
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:* ____________________________________________________

4) Proposed maximum aggregate value of transaction:_____________________________

5) Total fee paid: ____________________________________________________________

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid: _____________________________________________________

2) Form, Schedule or Registration Statement No._________________________________

3) Filing party: _______________________________________________________________

4) Date filed:__________________________________________________________________

-----------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

[PFIZER LOGO OMITTED]

PROXY STATEMENT
March 12, 1999



[GRAPHIC OMITTED]

HOW TO VOTE

     Shareholders of record can vote any one of three ways:

     o By Telephone: Call the toll-free telephone number on your proxy card to vote by phone.

     o Via Internet: Visit the web site on your proxy card to vote via the Internet.

     o By Mail: Mark, sign, date and mail your proxy card to First Chicago Trust Company, a division of EquiServe, in the enclosed postage-paid envelope.


     If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting also will be offered to shareholders owning stock through certain banks and brokers. IF YOU VOTE BY TELEPHONE OR VIA THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

REDUCE DUPLICATE MAILINGS


     If you are a shareholder of record and have more than one account in your name or at the same address as other shareholders of record, you may authorize us to discontinue mailings of multiple Annual Reports. To discontinue mailings of multiple Annual Reports, mark the designated box on the appropriate proxy card(s), or follow the prompts when you vote if you are a shareholder of record voting by telephone or Internet. Most shareholders can also view Proxy Statements and Annual Reports over the Internet rather than receiving paper copies in the mail. See your proxy card for further information.

--------------------------------------------------------------------------------
                                  PFIZER INC.
                              235 EAST 42ND STREET
                               NEW YORK, NY 10017

                 --------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 --------------------------------------------


  TIME ......................   10:00 a.m. on Thursday, April 22, 1999
  PLACE .....................   Grand Hyatt Hotel
                                Empire State Ballroom
                                42nd Street and Lexington Avenue
                                New York City
  ITEMS OF BUSINESS .........   (1) To elect five members of the Board of
                                Directors for three year terms.
                                (2) To approve KPMG LLP as our independent
                                auditors for the 1999 fiscal year.
                                (3) To approve a proposal to amend the
                                Company's Restated Certificate of
                                Incorporation to increase the number of
                                authorized shares of the Company's
                                common stock.
                                (4) To approve amendments to the Stock and
                                Incentive Plan to increase the number of shares
                                of common stock authorized to be issued under
                                the Plan and to extend the term of the Plan to
                                December 31, 2008.
                                (5) To transact such other business as may
                                properly come before the Meeting and any
                                adjournment or postponement.
  RECORD DATE ...............   You can vote if you are a shareholder of record
                                on February 26, 1999.
  ANNUAL REPORT .............   Our 1998 Annual Report, which is not a part of
                                the proxy soliciting material, is enclosed.
  PROXY VOTING ..............   It is important that your shares be represented
                                and voted at the Meeting. Please vote in one of
                                these ways: (1) USE THE TOLL-FREE TELEPHONE
                                NUMBER shown on the proxy card (this call is
                                free in the U.S.); (2) VISIT THE WEB SITE noted
                                on your proxy card to vote via the Internet; OR
                                (3) MARK, SIGN, DATE AND PROMPTLY RETURN the
                                enclosed proxy card in the postage-paid
                                envelope. Any proxy may be revoked at any time
                                prior to its exercise at the Meeting.

                                                               C. L. Clemente
  March 12, 1999                                                     Secretary
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


                               TABLE OF CONTENTS
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
                                                                      PAGE
PROXY STATEMENT ....................................................    1
 Annual Meeting Admission ..........................................    1
 Shareholders Entitled to Vote .....................................    1
 Proxies ...........................................................    1
 Vote by Telephone .................................................    2
 Vote by Internet ..................................................    2
 Vote by Mail ......................................................    2
 Voting at the Annual Meeting ......................................    2
 Voting on Other Matters ...........................................    2
 Consolidation of Your Vote ........................................    3
 List of Shareholders ..............................................    3
 Required Vote .....................................................    3
 Multiple Copies of Annual Report to Shareholders ..................    3
 Electronic Access to Proxy Materials and Annual Report ............    4
 Cost of Proxy Solicitation ........................................    4
 Shareholder Account Maintenance ...................................    4
 Section 16(a) Beneficial Ownership Reporting Compliance ...........    5
GOVERNANCE OF THE COMPANY ..........................................    5
 Our Corporate Governance Principles ...............................    5
 Board and Committee Membership ....................................    8
  The Audit Committee ..............................................    8
  The Corporate Governance Committee ...............................    9
  The Executive Compensation Committee .............................    9
  The Executive Committee ..........................................    9
 Compensation of Directors .........................................   10
  Fees and Benefit Plans for Non-Employee Directors ................   10
  Related Transactions .............................................   11
  Indemnification ..................................................   11
ITEM 1-ELECTION OF DIRECTORS .......................................   12
 Security Ownership of Directors and Officers ......................   12
 Nominees for Directors Whose Terms Expire in 2002 .................   13
 Directors Whose Terms Expire in 2000 ..............................   15
 Directors Whose Terms Expire in 2001 ..............................   18
 Named Executive Officers Who Are Not Directors ....................   21
ITEM 2-APPROVAL OF AUDITORS ........................................   22
ITEM 3-INCREASE IN AUTHORIZED COMMON STOCK .........................   23
ITEM 4-APPROVAL OF AMENDMENTS TO THE PFIZER INC. STOCK AND INCENTIVE
PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO
BE ISSUED UNDER THE PLAN AND TO EXTEND THE TERM OF THE PLAN TO
DECEMBER 31, 2008 ..................................................   24
 The Operation of the Plan .........................................   25
  STOCK OPTIONS ....................................................   25
  STOCK AWARDS .....................................................   26
  STOCK APPRECIATION RIGHTS ........................................   26
  PERFORMANCE UNIT AWARDS ..........................................   26
  TANDEM AWARDS ....................................................   27
 Tax Consequences ..................................................   27
  INCENTIVE STOCK OPTIONS ..........................................   27
  NON-QUALIFIED STOCK OPTIONS ......................................   27

  STOCK APPRECIATION RIGHTS ......................................... 27
  STOCK AWARDS ...................................................... 27
  PERFORMANCE UNIT AWARDS ........................................... 27
EXECUTIVE COMPENSATION .............................................. 29
 Summary Compensation Table ......................................... 29
 Total Options Exercised in 1998 and Year-End Values ................ 30
 Option Grants in 1998 .............................................. 30
 Long-Term Incentive Plan Awards in 1998 ............................ 31
 Executive Compensation Committee Report ............................ 32
 Performance Graph .................................................. 37
 Employee Benefit and Long-Term Compensation Plans .................. 38
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS .......... 41
EXHIBIT 1 ...........................................................  i

                                                      PFIZER INC.
                                                      235 EAST 42ND STREET
                                                      NEW YORK, NEW YORK 10017


                                PROXY STATEMENT
--------------------------------------------------------------------------------

       The proxy materials are delivered in connection with the solicitation by the Board of Directors of Pfizer Inc. ("Pfizer," the "Company," "we," or "us"), a Delaware corporation, of proxies to be voted at our 1999 Annual Meeting of Shareholders and at any adjournment or postponement.

       You are invited to attend our Annual Meeting of Shareholders on April 22, 1999, beginning at 10:00 a.m. The Meeting will be held at the Grand Hyatt Hotel, Empire State Ballroom, at 42nd Street and Lexington Avenue, New York, New York. Shareholders will be admitted beginning at 9:00 a.m.

       The Empire State Ballroom is accessible to disabled persons and, upon request, we will provide wireless headsets for hearing amplification. Sign interpretation will also be offered upon request. Please call us in advance at 212-573-2265 if you require either of these services or other special accommodations.

       This Proxy Statement, form of proxy and voting instructions are being mailed starting March 12, 1999.


ANNUAL MEETING ADMISSION

       An admission ticket, which is required for entry into the Annual Meeting, is attached to your proxy card. If you plan to attend the Annual Meeting, please vote your proxy but keep the admission ticket and bring it to the Annual Meeting.

       If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the Meeting, you can obtain an admission ticket in advance by providing proof of ownership, such as a bank or brokerage account statement, to Pfizer Inc., c/o First Chicago Trust Company, a division of EquiServe, P.O. Box 8923, Edison, New Jersey 08818-8923, or by calling 212-733-4679. If you do not have an admission ticket, you must show ownership of Pfizer common stock at the door.



SHAREHOLDERS ENTITLED TO VOTE



       Holders of record of Pfizer common stock at the close of business on February 26, 1999 are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 1,293,175,162 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Meeting.



PROXIES


       YOUR VOTE IS IMPORTANT. Shareholders of record may vote their proxies by telephone, Internet or mail. A toll-free telephone number and web site address are included on your proxy card. If you choose to vote by mail, a postage-paid envelope is provided.


       Proxies may be revoked at any time before they are exercised by:

o written notice to the Secretary of the Company,

o timely delivery of a valid, later-dated proxy or

o voting by ballot at the Annual Meeting.

       YOU MAY SAVE US THE EXPENSE OF A SECOND MAILING BY VOTING PROMPTLY. Choose ONE of the following voting methods to cast your vote.

                                  HOW TO VOTE
--------------------------------------------------------------------------------
     VOTE BY TELEPHONE


          You can vote your shares by telephone by calling the toll-free telephone number (at no cost to you) on your proxy card. Telephone voting is available 24 hours a day. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. Our telephone voting procedures are designed to authenticate shareholders by using individual control numbers. If you vote by telephone you can also give us instructions to discontinue future duplicate Annual Reports. IF YOU VOTE BY TELEPHONE YOU DO NOT NEED TO RETURN YOUR PROXY CARD. IF YOU ARE LOCATED OUTSIDE THE U.S. AND CANADA, SEE YOUR PROXY CARD FOR ADDITIONAL INSTRUCTIONS.


     VOTE BY INTERNET

          You can also choose to vote via the Internet. The web site for Internet voting is on your proxy card. Internet voting is available 24 hours a day, AND WILL BE ACCESSIBLE UNTIL 10:00 A.M. ON APRIL 21, 1999. As with telephone voting, you will be given the opportunity to confirm that your instructions have been properly recorded, and you can give us instructions to discontinue future duplicate Annual Reports. IF YOU VOTE VIA THE INTERNET YOU DO NOT NEED TO RETURN YOUR PROXY CARD.


     VOTE BY MAIL

          If you choose to vote by mail, simply mark your proxy, date and sign it, and return it to First Chicago in the postage-paid envelope provided. If the envelope is missing, please address your completed proxy card to Pfizer Inc. c/o First Chicago Trust Company, a division of EquiServe, P.O. Box 8923, Edison, New Jersey 08818-8923. If you wish to discontinue future duplicate Annual Reports, check the box provided on the card.


VOTING AT THE ANNUAL MEETING


       The method by which you vote now will not limit your right to vote at the Annual Meeting if you decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the Meeting.


       All shares that have been properly voted - whether by telephone, Internet or mail, and not revoked - will be voted at the Annual Meeting. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.


VOTING ON OTHER MATTERS


       If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this Proxy Statement went to press, we did not know of any other matter to be raised at the Annual Meeting.


--------------------------------------------------------------------------------

CONSOLIDATION OF YOUR VOTE

       You will receive only one proxy card for all the shares you hold:

o In your own name,

o In the Pfizer Inc. Shareholder Investment Program (the "Program"),

or, if you are a Pfizer employee,

o In the Pfizer Inc. Savings and Investment Plan (the "Plan").

       Please note that if you own shares in joint name, and other shares in your own name, you will receive a separate proxy card for the joint ownership. We can only consolidate identically named accounts.

       Pfizer employees who are entitled to give voting instructions to the trustee of the Pfizer Inc. Employee Benefit Trust ("Trust") will not need to complete a separate instruction card. Each vote of the shares consolidated into the employee's proxy card will be furnished to the trustee of the Trust, as well as the administrator of the Plan, as the employee's voting instructions for the Plan shares and the Trust shares.

       If you own, or are entitled to give voting instructions for, shares in the Plan or the Trust and do not vote your shares or give voting instructions, the Plan administrator will vote your Plan shares in the same proportion as the shares for which voting instructions have been received. TO ALLOW SUFFICIENT TIME FOR VOTING BY THE TRUSTEE OF THE TRUST AND THE ADMINISTRATOR OF THE PLAN, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED BY APRIL 19, 1999.

       If you hold Pfizer shares through any other Company plans, you will receive voting instructions from that plan's administrator.


LIST OF SHAREHOLDERS

       A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Meeting, between the hours of 8:45 a.m. and 4:30 p.m., at our offices at 235 East 42nd Street, New York, New York, by contacting the Secretary of the Company.

REQUIRED VOTE

       The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

       A plurality of the votes cast is required for the election of Directors. Abstentions and broker "non-votes" are not counted for purposes of the election of Directors.

       The affirmative vote of a majority of the votes cast is required to approve the appointment of KPMG LLP. Abstentions and broker "non-votes" are not counted for purposes of approving this matter.

       The affirmative vote of a majority of outstanding shares of common stock entitled to vote is required to approve:

o the proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock, and

o the amendments to our Stock and Incentive Plan to increase the number of shares authorized to be issued and to extend the term of the Plan.

       Abstentions and broker "non-votes" will have the same effect as a vote cast "against" each of these proposals.


MULTIPLE COPIES OF ANNUAL REPORT TO SHAREHOLDERS

       Our 1998 Annual Report to Shareholders has been mailed to shareholders. If more than one copy of the Annual Report is sent to your address, we will discontinue the mailing of reports on the accounts you select if you mark the designated box on the appropriate proxy card(s), or follow the prompts when you vote if you are a shareholder of record voting by telephone or Internet.

       At least one account must continue to receive the Annual Report, unless you elect to view future Annual Reports over the Internet. Mailing of dividends, Shareholder Investment statements and proxy materials will not be affected by your election to discontinue future duplicate mailings of the Annual Report. To discontinue or resume the mailing of an Annual Report to an account, call the Pfizer Shareholder Services toll free number, 1-800-733-9393.


       If you own shares of common stock through a bank, broker or other nominee and receive more than one Pfizer Annual Report, contact the holder of record to eliminate duplicate mailings.


ELECTRONIC ACCESS TO PROXY MATERIALS AND ANNUAL REPORT

       The notice of Annual Meeting and Proxy Statement and the 1998 Annual Report are available on our Internet site at www.pfizer.com.
Most shareholders can elect to view future Proxy Statements and Annual Reports over the Internet instead of receiving paper copies in the mail.

       If you are a shareholder of record, you can choose this option and save us the cost of producing and mailing these documents by checking the appropriate box on your proxy card or by following the instructions provided if you vote over the Internet or by telephone. You can also choose between paper documents and electronic access by calling the Pfizer Shareholder Services toll free number (800) 733-9393, or signing up on the Internet through www.vote-by-net.com/ signup/pfizer.

       If your shares are held through a bank, broker or other holder of record, check the information provided by that entity for instructions on how to elect to view future Proxy Statements and Annual Reports over the Internet.

       If you are a shareholder of record and choose to view future Proxy Statements and Annual Reports over the Internet, you will receive a proxy card in the mail next year with instructions containing the Internet address to access those documents.


       Most shareholders who hold stock through a bank, broker or other holder of record and who elect electronic access will receive an e-mail next year containing the Internet address to access our Proxy Statement and Annual Report.


COST OF PROXY SOLICITATION


       We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by Directors, officers or employees in person or by telephone, electronic transmission, and facsimile transmission. We have hired Morrow & Co. to assist us in the distribution and solicitation of proxies. We will pay Morrow & Co. a fee of $25,000, plus reasonable expenses for these services.


SHAREHOLDER ACCOUNT MAINTENANCE


       Our Transfer Agent is First Chicago Trust Company, a division of EquiServe. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer shares of common stock and similar issues can be handled by calling the Pfizer Shareholder Services toll-free number, 1-800-733-9393, or contacting First Chicago's web site at www.fctc.com. For other information about Pfizer, shareholders can visit our web site at www.pfizer.com.


       In addition, you can access your account through First Chicago's Internet web site. You can view your current balance, access your account history, sell or request a certificate for shares held in the Pfizer Shareholder Investment Program and obtain current and historical stock prices. To access your account on the Internet, visit http://gateway.fctc.com and type in your issue number, account number and password. These can be found on your account statement or dividend check stub.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers to file reports of holdings and transactions in Pfizer shares with the SEC and the New York Stock Exchange. Based on our records and other information, we believe that in 1998 our Directors and executive officers met all applicable SEC filing requirements, except that Ruth J. Simmons, a Director, inadvertently filed a late Form 4 report covering one purchase transaction.

                           GOVERNANCE OF THE COMPANY
--------------------------------------------------------------------------------
                      OUR CORPORATE GOVERNANCE PRINCIPLES


     ROLE AND COMPOSITION OF THE BOARD OF DIRECTORS

     1. The Board of Directors, which is elected by the shareholders, is the ultimate decision-making body of the Company except with respect to those matters reserved to the shareholders. It selects the senior management team, which is charged with the conduct of the Company's business. Having selected the senior management team, the Board acts as an advisor and counselor to senior management and ultimately monitors its performance.

     2. The Board also plans for succession to the position of Chairman of the Board and Chief Executive Officer as well as certain other senior management positions. To assist the Board, the Chairman and CEO annually provides the Board with an assessment of senior managers and their potential to succeed him/her. He/she also provides the Board with an assessment of persons considered potential successors to certain senior management positions.

     3. It is the policy of the Company that the Board consist of a majority of outside Directors and that the number of Directors not exceed a number that can function efficiently as a body. The Corporate Governance Committee, in consultation with the Chairman and CEO, considers and makes recommendations to the Board concerning the appropriate size and needs of the Board. The Corporate Governance Committee considers candidates to fill new positions created by expansion and vacancies that occur by resignation, by retirement, or for any other reason. Candidates are selected for their character, judgment, business experience, and acumen. Scientific expertise, prior government service, and familiarity with national and international issues affecting business are among the relevant criteria. Final approval of a candidate is determined by the full Board. The Corporate Governance Committee annually reviews the compensation of Directors. All Directors are expected to own stock in the Company in an amount that is appropriate for them.

     4. It is the general policy of the Company that all major decisions be considered by the Board as a whole. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to or required for the operation of a publicly owned company. Currently these committees are the Executive Committee, Audit Committee, Executive Compensation Committee, and Corporate Governance Committee. The members and chairs of these committees are recommended to the Board by the Corporate Governance Committee in consultation with the Chairman and CEO. The Audit Committee, Executive Compensation Committee, and Corporate Governance Committee are made up of only outside Directors. The membership of these three committees is rotated from time to time.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     5. In furtherance of its policy of having major decisions made by the Board as a whole, the Company has a full indoctrination process for new Board members that includes extensive materials, meetings with key management, and visits to Company facilities.

     6. It is the policy of the Company that the chairs of the Audit, Executive Compensation, and Corporate Governance committees of the Board each act as the chair at meetings or executive sessions of the outside Directors at which the principal items to be considered are within the scope of the authority of his or her committee. Experience has indicated that this practice, which has been in place on an informal basis, provides for leadership at all of the meetings or executive sessions of outside Directors without the need to designate a lead Director.

     7. The Executive Compensation Committee is responsible for setting annual and long-term performance goals for the Chairman and CEO and for evaluating his or her performance against such goals. The Committee meets annually with the Chairman and CEO to receive his or her recommendations concerning such goals. Both the goals and the evaluation are then submitted for consideration by the outside Directors of the Board at a meeting or executive session of that group. The Committee then meets with the Chairman and CEO to evaluate his or her performance against such goals. The Executive Compensation Committee is also responsible for setting annual and long-term performance goals and compensation for the direct reports to the Chairman and CEO. These decisions are approved or ratified by action of the outside Directors of the Board at a meeting or executive session of that group.

     8. It is the policy of the Company that the positions of Chairman of the Board and Chief Executive Officer be held by the same person, except in unusual circumstances. This combination has served the Company well over a great many years. The function of the Board in monitoring the performance of the senior management of the Company is fulfilled by the presence of outside Directors of stature who have a substantive knowledge of the business.

     9. The Chairman and CEO is responsible for establishing effective communications with the Company's stakeholder groups, i.e., shareholders, customers, company associates, communities, suppliers, creditors, governments, and corporate partners. It is the policy of the Company that management speaks for the Company. This policy does not preclude outside Directors from meeting with shareholders, but it is suggested that any such meetings be with management present.


FUNCTIONING OF THE BOARD

     1. The Chairman of the Board and Chief Executive Officer sets the agenda for Board meetings with the understanding that certain items pertinent to the advisory and monitoring functions of the Board be brought to it periodically by the Chairman and CEO for review and/or decision. For example, the annual corporate budget is reviewed by the Board. Agenda items that fall within the scope of responsibilities of a Board committee are reviewed with the chair of that committee. Any member of the Board may request that an item be included on the agenda.

     2. Decisions made by the Corporate Management Committee, which is the Company's senior management committee, are reported to the Board at each meeting with the understanding that such decisions are subject to change by the Board.

     3. Board materials related to agenda items are provided to Board members sufficiently in advance of Board meetings where necessary to allow the Directors to prepare for discussion of the items at the meeting.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     4. At the invitation of the Board, members of senior management recommended by the Chairman and CEO attend Board meetings or portions thereof for the purpose of participating in discussions. Generally, presentations of matters to be considered by the Board are made by the manager responsible for that area of the Company's operations. In addition, Board members have free access to all other members of management and employees of the Company.

     5. Executive sessions or meetings of outside Directors without management present are held at least once each year to review the report of the outside auditors, the criteria upon which the performance of the Chairman and CEO and other senior managers is based, the performance of the Chairman and CEO against such criteria, and the compensation of the Chairman and CEO and other senior managers. Additional executive sessions or meetings of outside Directors may be held from time to time as required. Executive sessions or meetings are held from time to time with the Chairman and CEO for a general discussion of relevant subjects.


FUNCTIONING OF COMMITTEES

     1. The Audit, Executive Compensation, and Corporate Governance committees consist of only outside Directors.

     2. The frequency, length, and agenda of meetings of each of the committees are determined by the chair of the committee. Sufficient time to consider the agenda items is provided. Materials related to agenda items are provided to the committee members sufficiently in advance of the meeting where necessary to allow the members to prepare for discussion of the items at the meeting.

     3. The responsibilities of each of the committees are determined by the Board from time to time.


PERIODIC REVIEW

     These principles are reviewed by the Board from time to time.

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                                       7

                        BOARD AND COMMITTEE MEMBERSHIP

     Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them, by visiting our offices and plants, and by participating in meetings of the Board and its committees.

     During 1998, the Board of Directors met 12 times and had four ongoing committees. Those committees consisted of an Audit Committee, a Corporate Governance Committee, an Executive Compensation Committee, and an Executive Committee. All of our Directors attended 75 percent or more of the regularly scheduled and special meetings of the Board and Board committees on which they served in 1998.

     The table below provides membership and meeting information for each of the Board committees.



--------------------------------------------------------------------------------
                                        CORPORATE       EXECUTIVE
NAME                         AUDIT     GOVERNANCE     COMPENSATION     EXECUTIVE
-------------------------   -------   ------------   --------------   ----------
 Dr.  Brown .............                   X
 Mr. Burns ..............                                   X*             X
 Mr. Cornwell ...........      X
 Mr. Harvey .............      X*
 Ms. Horner .............                  X*                              X
 Dr.  Ikenberry .........                  X                               X
 Mr. Kamen ..............                  X
 Mr. Labrecque ..........                                  X
 Dr. Mead ...............                                  X
 Mr. Raines .............      X
 Dr. Simmons ............      X
 Mr. Steere .............                                                  X*
 Dr.  Valles ............      X
 1998 Meetings ..........      6            7               6              0
 * Chair
--------------------------------------------------------------------------------


THE AUDIT COMMITTEE

       The Audit Committee is responsible for recommending the annual appointment of the public accounting firm to be our outside auditors, subject to approval by the Board and the shareholders. The Committee:

o reviews with the outside auditors the scope of the audit, the auditors' fees and related matters;

o receives copies of the annual comments from the outside auditors on accounting procedures and systems of control;

o reviews with the outside auditors any questions, comments or suggestions they may have relating to our internal controls, accounting practices or procedures or those of our subsidiaries;


o reviews with management and the outside auditors our annual and quarterly financial statements and any material changes in accounting principles or practices used in preparing the statements;


o reviews the programs of our Internal Audit Department, including procedures for assuring implementation of accepted recommendations made by the outside auditors, and receives summaries of all audit reports issued by the Internal Audit Department; and

o reviews compliance with laws, regulations, and internal procedures, contingent liabilities and risks that may be material to us.


THE CORPORATE GOVERNANCE COMMITTEE

       The Corporate Governance Committee is responsible for considering and making recommendations to the Board concerning the appropriate size, function, and needs of the Board. This responsibility includes:

o considering and recommending candidates to fill new positions on the Board;

o reviewing candidates recommended by shareholders;

o conducting inquiries into the backgrounds and qualifications of possible candidates; and

o recommending the Director nominees for approval by the Board and the shareholders.

       The Committee's additional functions are:

o to consider questions of possible conflicts of interest of Board members and of our senior executives;

o to monitor and recommend the functions of the various committees of the Board;

o to recommend members of the committees;

o to advise on changes in Board compensation;

o to make recommendations on the structure of Board meetings; and

o to recommend matters for consideration by the Board.

       The Committee also:

o considers and reviews our Corporate Governance Principles;

o reviews, periodically, our Shareholder Rights Plan;

o establishes Director retirement policies;

o reviews the functions of the senior officers and makes recommendations on changes;

o reviews the job performance of officers and other senior executives with the Chairman and CEO;

o reviews the outside activities of senior executives; and

o reviews with the Chairman and CEO the succession plans relating to officer positions.


THE EXECUTIVE COMPENSATION COMMITTEE


       The Executive Compensation Committee is responsible for establishing annual and long-term performance goals for our elected officers. This responsibility includes establishing the compensation and evaluating the performance of the Chairman and CEO and other elected officers. In addition, the
Committee:


o determines and certifies the shares awarded under the Performance-Contingent Share Award Program;


o grants options and awards under the Stock and Incentive Plan;


o advises on the setting of compensation for senior executives whose compensation is not otherwise set by the Committee;

o monitors compliance by officers with our program of required stock ownership; and

o publishes an annual Executive Compensation Committee Report for the shareholders.



THE EXECUTIVE COMMITTEE


       The Executive Committee performs such duties and exercises the powers delegated to it by the Board of Directors.

                           COMPENSATION OF DIRECTORS


------------------------------------------------------------------------------------------------
                               CASH RETAINER AND MEETING FEES
                                  ANNUAL           BOARD AND
                             BOARD/COMMITTEE        BUSINESS         COMMITTEE
DIRECTOR                         RETAINER        MEETING FEES*     MEETING FEES       TOTAL
-------------------------   -----------------   ---------------   --------------   ----------
 Dr. Brown ..............   $30,000             $33,000           $10,500          $73,500
 Mr. Burns ..............    32,000              30,000            10,500           72,500
 Mr. Cornwell ...........    30,000              33,750             9,750           73,500
 Mr. Harvey .............    31,500              36,000            12,000           79,500
 Ms. Horner .............    32,000              33,000            10,500           75,500
 Dr. Ikenberry ..........    30,500              31,500            10,500           72,500
 Mr. Kamen ..............    30,000              18,000             7,500           55,500
 Mr. Labrecque ..........    30,000              24,000            10,500           64,500
 Dr. Mead ...............    30,000              30,000             7,500           67,500
 Mr. Raines .............     7,500               3,000             3,000           13,500
 Dr. Simmons .......,....    30,000              27,000             9,000           66,000
 Dr. Valles .......,.....    30,000              30,000             9,000           69,000
 * Includes fees relating to a trip by the Board to visit our offices and plants in several
Latin  American countries.
------------------------------------------------------------------------------------------------


FEES AND BENEFIT PLANS FOR NON-EMPLOYEE DIRECTORS


       ANNUAL CASH RETAINER FEES. Non- employee Directors receive an annual cash retainer fee of $26,000 per year. Non-employee Directors who serve on one Board committee or more (other than the Executive Committee) receive an additional annual fee of $4,000. In addition, the Chair of a Board committee receives an additional $2,000 per year, per committee.


       MEETING FEES. Non-employee Directors also receive a fee of $1,500 for attending each Board meeting, committee meeting, the Annual Meeting of Shareholders, each day of a visit to a plant or office of ours or our subsidiaries, and for attending any other business meeting to which the Director is invited as a representative of the Company.


       UNIT AWARDS. On the day of the 1998 Annual Meeting of Shareholders, all of our non-employee Directors who continued as Directors were awarded 1,200 units under the Pfizer Inc. Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors (the "Unit Award Plan"). Upon joining the Board on October 1, 1998, Mr. Raines received an initial award of 1,200 units under the Unit Award Plan.

       Under the Unit Award Plan, Directors who are not our employees may defer all or a part of their annual cash retainers and meeting fees until they cease to be Directors. At the Director's election, the fees held in the Director's account may be credited either with interest at the rate of return of the Intermediate Bond Fund of the Pfizer Inc. Savings and Investment Plan, or with units. The units are calculated by dividing the amount of the fee by the closing price of our common stock on the last business day before the date that the fee would be paid. The units in a Director's account are increased by the value of any distributions on the common stock. When a Director ceases to be a Director, the amount held in the Director's account is paid in cash. The amount paid is determined by multiplying the number of units in the account by the closing price of the common stock on the last business day before the payment date.

       Also under the Unit Award Plan, non-employee Directors are granted an initial award of 1,200 units when they become a Director. Afterwards, each non-employee Director is granted an annual award of 1,200 units ("Annual Unit Award") on the day of our Annual Meeting, provided the Director continues to serve as a Director following the meeting. The awards under the Unit Award

Plan are made in addition to the Directors' annual cash retainers and meeting attendance fees. Such units are not payable until the recipients cease to be Directors.

       RETAINER UNIT AWARDS. On the day of the 1998 Annual Meeting of Shareholders, all non-employee Directors who continued as Directors were also awarded 258 units under the Pfizer Inc. Annual Retainer Unit Award Plan. Under this Plan, Directors receive the equivalent of their annual retainer fee in similarly restricted units. These awards are in addition to the Annual Unit Awards, the Directors' annual cash retainers and meeting attendance fees, and are made annually on the day of our Annual Meeting. The number of units awarded to the non-employee Directors is based upon the five-day average of the closing trading price of our common stock on the New York Stock Exchange for the first five trading days after April 1 of each year (rounded up to the nearest unit).

       TRUSTS. In certain circumstances, we are obligated to fund trusts established to secure our obligations to make payments to our Directors under the above benefit plans, programs or agreements in advance of the time payment is due.


RELATED TRANSACTIONS

       From time to time in 1998, we have asked Dr. Brown to provide consulting services in connection with our business. He received a total of $26,000 for those services. We anticipate that Dr. Brown will continue to provide similar services to us in the future as he and we may agree from time to time.

       We have business arrangements with organizations with which certain of our Directors are affiliated. However, none of those arrangements are material to either us or any of those organizations.


       We incurred expenses for the personal use of Company transportation of $1,590 by Dr. Brown, and $1,287 by Dr. Ikenberry.



INDEMNIFICATION

       We indemnify our Directors and officers to the fullest extent permitted by law so that they will serve free from undue concern that they will not be indemnified. This is required under our By-laws, and we have also signed agreements with each of those individuals contractually obligating us to provide this indemnification to them.

                         ITEM 1-ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

       The Board of Directors is divided into three classes, with each class currently consisting of five Directors whose terms expire at successive annual meetings. Five Directors will be elected at the Annual Meeting to serve for a three-year term expiring at our Annual Meeting in the year 2002.

       The persons named in the enclosed proxy intend to vote the proxy for the election of each of the five nominees, unless you indicate on the proxy card that your vote should be withheld from any or all such nominees. If you are voting by telephone or Internet, you will be instructed how to withhold your vote from some or all such nominees. Each nominee elected as a Director will continue in office until his or her successor has been elected, or until his or her death, resignation or retirement.

       The Board of Directors has proposed the following nominees for election as Directors with terms expiring in 2002 at the Annual Meeting: Michael S. Brown; Constance J. Horner; Thomas G. Labrecque; Franklin D. Raines and Jean-Paul Valles.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE NOMINEES AS DIRECTORS.

       We expect each nominee for election as a Director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless the Board chooses to reduce the number of Directors serving on the Board.

       The principal occupation and certain other information about the nominees and other Directors whose terms of office continue after the Annual Meeting are set forth on the following pages.


SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

       As of February 26, 1999, the nominees, other Directors, and the named executive officers of the Company:

o owned beneficially, directly or indirectly, the number of shares of common stock indicated;

o held options, exercisable within 60 days after that date, to purchase the number of shares of common stock indicated pursuant to the Company's Stock and Incentive Plan;

o held the number of units indicated pursuant to the Company's Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors and the Company's Annual Retainer Unit Award Plan; and

o held the number of units indicated pursuant to the Company's Supplemental Savings Plan.


       As of that date, no person beneficially owned more than five percent of the Company's outstanding common stock; all Directors and executive officers as a group owned 2,816,740 shares of common stock and options, exercisable within 60 days after that date, to purchase 2,498,844 shares of common stock, which together amounted to less than one percent of the Company's outstanding common stock.

                                                                                  AMOUNT OF BENEFICIAL
                                                                                 OWNERSHIP OF SHARES OF
    NAME AND AGE AS OF THE        POSITION, PRINCIPAL OCCUPATION,                   COMMON STOCK,(1)
 APRIL 22, 1999 MEETING DATE   BUSINESS EXPERIENCE AND DIRECTORSHIPS               OPTIONS AND UNITS
-----------------------------  ----------------------------------------     -----------------------------

--------------------------------------------------------------------------------
               NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE IN 2002
--------------------------------------------------------------------------------


MICHAEL S. BROWN   58        Distinguished Chair in Biomedical Sciences                  Shares: 400
                             from 1989 and Regental Professor from 1985                 Units: 4,542(2)
[GRAPHIC OMITTED]            at the University of Texas Southwestern
                             Medical Center at Dallas. Co-recipient of the
                             Nobel Prize in Physiology or Medicine in 1985
                             and the National Medal of Science in 1988.
                             Member of the National Academy of Sciences.
                             Director of Regeneron Pharmaceuticals, Inc.
                             Our Director since 1996. Member of our
                             Corporate Governance Committee.

-----------------------------------------------------------------------------------------------------------
CONSTANCE J. HORNER   57     Guest Scholar since 1993 at The Brookings                  Shares: 6,196
                             Institution, an organization devoted to                     Units: 6,574(2)
[GRAPHIC OMITTED]            nonpartisan research, education and
                             publication in economics, government and
                             foreign policy and the social sciences.
                             Commissioner of the U.S. Commission on Civil
                             Rights from 1993 to 1998. Served at the White
                             House as Assistant to the President and as
                             Director of Presidential Personnel from
                             August 1991 to January 1993. Deputy
                             Secretary, U. S. Department of Health and
                             Human Services from 1989 to 1991. Director
                             of the U. S. Office of Personnel Management
                             from 1985 to 1989. Director of Foster Wheeler
                             Corporation, Ingersoll-Rand Company and
                             The Prudential Insurance Company of
                             America. Our Director since 1993. Chair of our
                             Corporate Governance Committee and
                             member of our Executive Committee.
-----------------------------------------------------------------------------------------------------------

                                                                                  AMOUNT OF BENEFICIAL
                                                                                 OWNERSHIP OF SHARES OF
    NAME AND AGE AS OF THE        POSITION, PRINCIPAL OCCUPATION,                   COMMON STOCK,(1)
 APRIL 22, 1999 MEETING DATE   BUSINESS EXPERIENCE AND DIRECTORSHIPS               OPTIONS AND UNITS
-----------------------------  ----------------------------------------     -----------------------------
--------------------------------------------------------------------------------
               NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE IN 2002
                                  (CONTINUED)
--------------------------------------------------------------------------------


THOMAS G. LABRECQUE   60    President and a Director of The Chase                     Shares: 6,800
                            Manhattan Corporation, a bank holding                    Units: 6,574(2)
                            company, and The Chase Manhattan Bank,
[GRAPHIC OMITTED]           since April 1996. Chairman and Chief
                            Executive Officer of The Chase Manhattan
                            Corporation and The Chase Manhattan Bank,
                            N.A., from 1990 through 1996. Member of the
                            Business Council, the Council on Foreign
                            Relations, the Council on Competitiveness,
                            the Trilateral Commission and the Brookings
                            Institution. Member and Past President of The
                            Bankers Roundtable and the International
                            Monetary Conference. Our Director since
                            1993. Member of our Executive Compensation
                            Committee.
-----------------------------------------------------------------------------------------------------------

FRANKLIN D. RAINES   50     Chairman and Chief Executive Officer of                   Shares: 500
                            Fannie Mae, a company that provides a                    Units: 1,355(2)
                            secondary market for residential mortgages through
[GRAPHIC OMITTED]           portfolio purchases, issuance of mortgage-backed
                            securities, and other services, since January 1999.
                            Director of the Office of Management and Budget for
                            the Clinton administration from 1996 to 1998.
                            Director of America Online Inc. A former Director of
                            Pfizer from 1993 to 1996, Mr. Raines was re-elected
                            to our Board in October 1998. Member of our Audit
                            Committee.
-----------------------------------------------------------------------------------------------------------


                                                                                  AMOUNT OF BENEFICIAL
                                                                                 OWNERSHIP OF SHARES OF
    NAME AND AGE AS OF THE        POSITION, PRINCIPAL OCCUPATION,                   COMMON STOCK,(1)
 APRIL 22, 1999 MEETING DATE   BUSINESS EXPERIENCE AND DIRECTORSHIPS               OPTIONS AND UNITS
----------------------------- ---------------------------------------       -----------------------------

--------------------------------------------------------------------------------
               NOMINEES FOR DIRECTORS WHOSE TERMS EXPIRE IN 2002
                                  (CONTINUED)
--------------------------------------------------------------------------------


JEAN-PAUL VALLES   62    Chairman of Minerals Technologies Inc.                      Shares: 263,060(4)
                         ("MTI"), a resource and technology-based                   Units: 19,435(2)
                         company that develops, produces and markets specialty
[GRAPHIC OMITTED]        mineral, mineral-based and synthetic mineral products,
                         since 1989. Chief Executive Officer of MTI since 1992.
                         Formerly our Vice Chairman from March to October 1992,
                         and served in a number of our executive positions,
                         including Executive Vice President from 1991 to 1992.
                         Director of the National Association of Manufacturers.
                         Our Director since 1980. Member of our Audit Committee.



--------------------------------------------------------------------------------
                      DIRECTORS WHOSE TERMS EXPIRE IN 2000
--------------------------------------------------------------------------------


M. ANTHONY BURNS   56    Chairman of the Board since 1985, Chief                     Shares: 6,800
                         Executive Officer since 1983, President and                Units: 6,574(2)
                         Director since 1979 of Ryder System, Inc., a
[GRAPHIC OMITTED]        provider of transportation and logistics
                         services. Director of The Chase Manhattan
                         Bank, The Chase Manhattan Corporation and
                         J. C. Penney Company, Inc. Trustee of the
                         University of Miami. Member of the Business
                         Council, the Business Roundtable and the
                         Business Roundtable's Policy Committee and
                         Chair of its Health and Retirement Task Force.
                         Our Director since 1988. Chair of our
                         Executive Compensation Committee and
                         Member of our Executive Committee.
-----------------------------------------------------------------------------------------------------------

                                                                                  AMOUNT OF BENEFICIAL
                                                                                 OWNERSHIP OF SHARES OF
    NAME AND AGE AS OF THE        POSITION, PRINCIPAL OCCUPATION,                   COMMON STOCK,(1)
 APRIL 22, 1999 MEETING DATE   BUSINESS EXPERIENCE AND DIRECTORSHIPS               OPTIONS AND UNITS
----------------------------   -------------------------------------          --------------------------
--------------------------------------------------------------------------------

                      DIRECTORS WHOSE TERMS EXPIRE IN 2000

                                  (CONTINUED)
--------------------------------------------------------------------------------


GEORGE B. HARVEY   68         Former Chairman, President, and Chief                   Shares: 6,380
                              Executive Officer from 1983 through 1996,            Units: 15,290(2)
                              and Director from 1980 through 1996, of
[GRAPHIC OMITTED]             Pitney Bowes Inc., a provider of mailing and
                              office systems and management and financial
                              services. Director of McGraw-Hill, Inc., Merrill
                              Lynch & Co., Inc., and Massachusetts Mutual
                              Life Insurance Company. Our Director since
                              1994. Chair of our Audit Committee.

-----------------------------------------------------------------------------------------------------------

STANLEY O. IKENBERRY   64     President since 1996 of the American Council        Shares: 13,241(4)
                              on Education, an independent nonprofit               Units: 36,411(2)
                              association dedicated to ensuring high-quality
 [GRAPHIC OMITTED]            education at colleges and universities
                              throughout the United States. President from
                              1979 through July 1995, of the University of
                              Illinois. Director of Utilicorp United Inc.
                              Member of the Board of Trustees of the
                              Carnegie Foundation for the Advancement of
                              Teaching. Member of the Board of Overseers
                              of Teachers' Insurance & Annuity Association -
                              College Retirement Equities Fund (TIAA-
                              CREF). Director of the National Museum of
                              Natural History, Smithsonian Institution. Our
                              Director since 1982. Member of our Corporate
                              Governance and Executive Committees.
-----------------------------------------------------------------------------------------------------------

                                                                                  AMOUNT OF BENEFICIAL
                                                                                 OWNERSHIP OF SHARES OF
    NAME AND AGE AS OF THE        POSITION, PRINCIPAL OCCUPATION,                   COMMON STOCK,(1)
 APRIL 22, 1999 MEETING DATE   BUSINESS EXPERIENCE AND DIRECTORSHIPS               OPTIONS AND UNITS
----------------------------- ---------------------------------------       -----------------------------
--------------------------------------------------------------------------------

                      DIRECTORS WHOSE TERMS EXPIRE IN 2000

                                  (CONTINUED)
--------------------------------------------------------------------------------

HARRY P. KAMEN   65      Former Chairman of the Board and Chief                          Shares: 840
                         Executive Officer from 1993 through June                       Units: 7,066(2)
                         1998, and President from 1995 through November 1997, of
[GRAPHIC OMITTED]        Metropolitan Life Insurance Company, a multi-service
                         insurance provider. Director of Bethlehem Steel
                         Corporation, Nvest L.P. and Banco Santander (Spain).
                         Vice Chairman of the Conference Board, Director of the
                         New York City Partnership, the National Association of
                         Securities Dealers, Inc., and Member of The Business
                         Council of New York State. Our Director since 1996.
                         Member of our Corporate Governance Committee.
-----------------------------------------------------------------------------------------------------------

JOHN F. NIBLACK   60     Executive Vice President since 1993. Respon-                    Shares: 173,611(4)
                         sible for our Central Research, Animal Health,                 Options: 159,920
[GRAPHIC OMITTED]        Licensing and Development, Corporate                               Units: 8,982(3)
                         Quality Assurance and Medical Affairs
                         Divisions. Dr. Niblack was elected our Vice
                         President - Central Research in 1990. Our
                         Director since June 1997.
-----------------------------------------------------------------------------------------------------------


                                                                                  AMOUNT OF BENEFICIAL
                                                                                 OWNERSHIP OF SHARES OF
    NAME AND AGE AS OF THE        POSITION, PRINCIPAL OCCUPATION,                   COMMON STOCK,(1)
 APRIL 22, 1999 MEETING DATE   BUSINESS EXPERIENCE AND DIRECTORSHIPS               OPTIONS AND UNITS
----------------------------- ---------------------------------------       -----------------------------
--------------------------------------------------------------------------------

                      DIRECTORS WHOSE TERMS EXPIRE IN 2001

--------------------------------------------------------------------------------


W. DON CORNWELL   51        Chairman of the Board and Chief Executive                  Shares: 200
                            Officer since 1988 of Granite Broadcasting             Units: 5,321(2)
                            Corporation, a group broadcasting company.
[GRAPHIC OMITTED]           Director of CVS Corporation. Also a Director
                            of Hershey Trust Company, Milton Hershey
                            School and the Telecommunications
                            Development Fund. Trustee of Big
                            Brothers/Sisters of New York. Our Director
                            since February 1997. Member of our Audit
                            Committee.
-----------------------------------------------------------------------------------------------------------

HENRY A. MCKINNELL   56     Executive Vice President since 1992 and             Shares: 170,712(5)
                            President - Pfizer Pharmaceuticals Group since        Options: 340,336
                            January, 1997. Responsible for our Consumer           Units: 13,326(3)
[GRAPHIC OMITTED]           Health Care and Corporate Strategic Planning
                            and Policy Groups since 1995, and for our
                            Medical Technology Group from 1992 to 1995.
                            Our Chief Financial Officer from 1990 through
                            1996. Director of Aviall, Inc., Dun & Bradstreet
                            Corp., and John Wiley & Sons, Inc. Also a
                            Director of the Pharmaceutical Research and
                            Manufacturers of America (PhRMA), the
                            Healthcare Leadership Council, the Commit-
                            tee for Economic Development and the
                            National Association of Manufacturers.
                            Member of the Board of Trustees of the New
                            York Public Library and the New York City
                            Police Foundation. Our Director since June
                            1997.
-----------------------------------------------------------------------------------------------------------

                                                                                  AMOUNT OF BENEFICIAL
                                                                                 OWNERSHIP OF SHARES OF
    NAME AND AGE AS OF THE        POSITION, PRINCIPAL OCCUPATION,                   COMMON STOCK,(1)
 APRIL 22, 1999 MEETING DATE   BUSINESS EXPERIENCE AND DIRECTORSHIPS               OPTIONS AND UNITS
----------------------------- ---------------------------------------       -----------------------------
--------------------------------------------------------------------------------

                      DIRECTORS WHOSE TERMS EXPIRE IN 2001

                                  (CONTINUED)
--------------------------------------------------------------------------------


DANA G. MEAD   63        Chairman of the Board and Chief Executive                       Shares: 3,000
                         Officer since 1994 of Tenneco Inc., a global                  Units: 3,398(2)
                         manufacturing company with operations in
[GRAPHIC OMITTED]        automotive parts and packaging. Chief
                         Operating Officer, President and member of
                         the Board of Tenneco since 1992. Director of
                         Textron Inc., Zurich Insurance and Zurich
                         Allied AG. Chair of the Business Roundtable
                         and past Chairman of the National Associa-
                         tion of Manufacturers. Member of the
                         Business Council, Council on Foreign
                         Relations, the MIT Corporation and the
                         Marshall Foundation. Our Director since
                         January 1998. Member of our Executive
                         Compensation Committee.
---------------------------------------------------------------------------------------------------------

RUTH J. SIMMONS   53     President since 1995 of Smith College, a                        Shares: 293
                         private liberal arts college for women located                Units: 4,533(2)
                         in Northampton, Massachusetts. Vice Provost
                         of Princeton University from 1992 to 1995.
[GRAPHIC OMITTED]        Provost of Spelman College from 1990 to
                         1991. Director of Metropolitan Life Insurance
                         Company. Member of The Conference Board.
                         Fellow of the American Academy of Arts and
                         Sciences and Member of the Council on
                         Foreign Relations. Our Director since January
                         1997. Member of our Audit Committee.


                                                                                  AMOUNT OF BENEFICIAL
                                                                                 OWNERSHIP OF SHARES OF
    NAME AND AGE AS OF THE        POSITION, PRINCIPAL OCCUPATION,                   COMMON STOCK,(1)
 APRIL 22, 1999 MEETING DATE   BUSINESS EXPERIENCE AND DIRECTORSHIPS               OPTIONS AND UNITS
----------------------------- ---------------------------------------       -----------------------------
--------------------------------------------------------------------------------

                      DIRECTORS WHOSE TERMS EXPIRE IN 2001

                                  (CONTINUED)
--------------------------------------------------------------------------------


WILLIAM C. STEERE, JR.   62    Chairman of our Board since 1992. Our Chief                  Shares: 598,609
                               Executive Officer since February 1991. Our                Options: 606,720
                               President from 1991 to 1992. One of our                      Units: 48,760(3)
[GRAPHIC OMITTED]              Senior Vice Presidents from 1989 to 1991.
                               Director of Dow Jones Inc., Texaco Inc.,
                               Minerals Technologies Inc. and Metropolitan
                               Life Insurance Company. Also a Director of the
                               New York University Medical Center and the
                               New York Botanical Garden. Member of
                               the board of overseers of Memorial Sloan-
                               Kettering Cancer Center. Member of the
                               Business Roundtable and of the Business
                               Roundtable's Policy Committee and Chair of
                               its Corporate Governance Task Force. Our
                               Director since 1987. Chair of our Executive
                               Committee.
-----------------------------------------------------------------------------------------------------------

                                                                                  AMOUNT OF BENEFICIAL
                                                                                 OWNERSHIP OF SHARES OF
    NAME AND AGE AS OF THE        POSITION, PRINCIPAL OCCUPATION,                   COMMON STOCK,(1)
 APRIL 22, 1999 MEETING DATE   BUSINESS EXPERIENCE AND DIRECTORSHIPS               OPTIONS AND UNITS
----------------------------- ---------------------------------------       -----------------------------

--------------------------------------------------------------------------------

                 NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

--------------------------------------------------------------------------------


PAUL S. MILLER   60     Our Senior Vice President; General Counsel         Shares: 143,398(4)
                        since 1992. Mr. Miller joined us in 1971 and,        Options: 101,252
                        after serving in a number of positions of            Units: 10,068(3)
                        increasing responsibility, was elected our Vice
                        President; General Counsel in 1986.
--------------------------------------------------------------------------------------------------------

C.L. CLEMENTE   61      Our Senior Vice President - Corporate Affairs;     Shares: 187,713(4)
                        Secretary and Corporate Counsel since 1992.          Options: 190,264
                        Mr. Clemente joined us in 1964 and, after            Units: 31,732(3)
                        serving in a number of positions of increasing
                        responsibility, was elected our Vice President;
                        General Counsel and Secretary in 1986.


---------------------
(1) As of February 26, 1999, this number includes shares credited for employee-Directors under the Savings and Investment Plan, or deferred under the Performance-Contingent Share Award Program. The Plan and the Program are further described in this Proxy Statement under the heading "Employee Benefit and Long-Term Compensation Plans."

(2) As of February 26, 1999, these units are held under the Pfizer Inc. Nonfunded Deferred Compensation and Unit Award Plan for Non-Employee Directors and the Pfizer Inc. Annual Retainer Unit Award Plan. The value of a Director's unit account is measured by the price of the common stock. The Plans are further described in this Proxy Statement under the heading "Fees and Benefit Plans for Non-Employee Directors."

(3) As of February 26, 1999, these units are held under the Supplemental Savings Plan. The value of these units is measured by the price of the common stock. This Plan is further described in this Proxy Statement under the sub-heading "Savings and Investment Plan."

(4) These shares do not include the following number of shares held in the names of family members, as to which beneficial ownership is disclaimed: Mr. Clemente - 8,712 shares; Dr. Ikenberry - 6,000 shares; Mr. Miller - 15,000 shares; Dr. Niblack - 5,836 shares; and Dr. Valles - 47,440 shares.


(5) As of February 26, 1999, this number includes shares held in a grantor retained annuity trust.

                          ITEM 2-APPROVAL OF AUDITORS
--------------------------------------------------------------------------------

       The Board of Directors, upon the recommendation of its Audit Committee, has appointed KPMG LLP to serve as our independent auditors for 1999, subject to the approval of our shareholders.

       Representatives of KPMG LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.

       Total audit fees incurred by us for all independent auditors for 1998 were approximately $4,925,000, of which approximately $4,775,000 was attributable to KPMG LLP.

       The affirmative vote of a majority of votes cast on this proposal is required for the approval of this proposal.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF KPMG LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR 1999.

                  ITEM 3-INCREASE IN AUTHORIZED COMMON STOCK
--------------------------------------------------------------------------------

       The Board has unanimously adopted the following resolution, subject to shareholder approval, amending our Restated Certificate of Incorporation to increase the number of shares of authorized common stock, par value $.05 per share, to nine billion (9,000,000,000) shares:

       "RESOLVED, that the first paragraph of Article FOURTH of the Restated Certificate of Incorporation be amended to read as follows:

       A. Authorized Shares and Classes of Stock.

       The total number of shares and classes of stock that the Company shall have authority to issue is nine billion twelve million (9,012,000,000) shares, which shall be divided into two classes, as follows: twelve million (12,000,000) shares of Preferred Stock, without par value and nine billion (9,000,000,000) shares of Common Stock of the par value of $.05 per share."

       If the proposed amendment is adopted by the shareholders, we plan to file a Certificate of Amendment to the Restated Certificate of Incorporation to be effective as soon as practicable following the Annual Meeting of Shareholders.

       On December 31, 1998, of the 3,000,000,000 authorized shares of common stock, a total of 1,294,266,560 shares was outstanding, 113,025,561 shares were held in the Company's treasury, and 7,562,290 shares were reserved for issuance under the Shareholder Investment Program. In addition, 42,746,443 shares were reserved for issuance in connection with our stock based compensation plans. The remainder of shares of authorized common stock was not issued or subject to reservation. No shares of authorized Preferred Stock were outstanding.

       If the increase in authorized shares is approved, the Board intends, barring unusual circumstances, to vote on a three-for-one stock split in the form of a stock dividend at its meeting which follows the Annual Meeting of Shareholders.

       The additional shares will be available for future acquisitions of property and of securities of other companies and for other corporate purposes. The Board believes that it is beneficial to us to have the additional shares available for such purposes without delay or the necessity of a special shareholders' meeting. We have no immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock which would be authorized by the proposed amendment.

       The additional shares will be available for issuance from time to time without further action by the shareholders and without first offering such shares to the shareholders. Shareholders do not have preemptive rights with respect to the common stock. The issuance of common stock, or securities convertible into common stock, on other than a pro-rata basis would result in the dilution of a present shareholder's interest in the Company.

       We have not proposed the increase in the authorized number of shares with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of the Company.

       The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote is required for the adoption of the proposed amendment.

       THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

ITEM 4-APPROVAL OF AMENDMENTS TO THE PFIZER INC. STOCK AND INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED UNDER THE
         PLAN AND TO EXTEND THE TERM OF THE PLAN TO DECEMBER 31, 2008
--------------------------------------------------------------------------------


       The Pfizer Inc. Stock and Incentive Plan (the "Plan") enables us to grant stock options, stock awards, stock appreciation rights, performance unit awards and tandem awards (collectively referred to as "grants") to our employees. Our shareholders initially approved the Plan in 1965, and since then have approved a number of amendments to the Plan. Our non-employee Directors are not eligible to participate in the Plan. The Plan currently expires on December 31, 2005 but, upon the approval of our shareholders, this expiration date will be extended to December 31, 2008.

       The Board believes that the Plan has added substantial value over the years. By allowing us to offer employees long-term performance-based compensation, such as stock options, the Plan enables us to attract, motivate and retain experienced and highly qualified employees who contribute to our continuing financial success.


       From the Plan's inception in 1965, through December 31, 1998, options covering 381,482,404 shares (including options that subsequently terminated or lapsed and were regranted under the terms of the Plan) have been granted to employees. From 1965 through December 31, 1998, options for 249,356,970 shares have been exercised. A total of 83,203,733 shares were subject to outstanding options as of such date, leaving 3,410,949 shares available for future options or awards. As of February 26, 1999, a total of 78,814,868 shares were subject to outstanding options, leaving 3,273,549 shares available for future options or awards.

       The Board believes that an additional share reserve will allow us to continue to provide the necessary incentives to our employees over the years. Accordingly, the Board adopted amendments to the Plan, subject to shareholder approval, to increase the total number of shares of common stock available for issuance under the Plan by an additional 55 million shares and to extend the term of the Plan to December 31, 2008.


       If you approve the current proposal to increase the number of shares authorized to be issued under the Plan, a total of approximately 58,273,549 shares will be available for future options or awards under the Plan.


       In addition to the broader general terms of the Plan, the Company has committed that: (1) no more than 5 million shares will be granted as restricted stock or equivalent awards having no exercise price; (2) the balance of the new shares will be granted under options with an exercise price of no less than the fair market value of the underlying stock at the time of grant, a term of no longer than 10 years, and a vesting period of one or more years from the grant date; and (3) the options will not be repriced without our shareholders' approval.

       Since 1991, we successfully completed four stock purchase programs. Under the last completed program, we purchased more than 26 million shares at a total cost of $2 billion. In September, 1998, we began a new program to purchase up to $5 billion worth of our shares. We purchase additional shares as a means of returning excess capital to shareholders. We intend to continue purchasing shares with the goal of substantially preventing dilution from the Plan and other share issuances.

       The language of the proposed amendments is attached to this Proxy Statement as Exhibit 1. The principal features of the Plan are described below.

THE OPERATION OF THE PLAN


       The Plan is administered by the Employee Compensation and Management Development Committee. However, only the Executive Compensation Committee - a committee comprised of non-employee Directors of the Company - is authorized to administer those portions of the Plan relating to the grant of stock options, stock, appreciation rights and grants or awards made to employees who are Directors and/or executive officers of the Company. The current members of the Executive Compensation Committee are Mr. Burns (Chair), Mr. Labrecque and Dr. Mead. The current members of the Employee Compensation and Management Development Committee are Mr. Steere (Chair), Dr. McKinnell, Dr. Niblack, Mr. Shedlarz (Senior Vice President and Chief Financial Officer), and Mr. Robison (Senior Vice President Employee Resources). The Employee Compensation and Management Development Committee and the Executive Compensation Committee will be referred to together as the "Plan Committees."



       In the event of any change in the outstanding shares of common stock that occurs by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or other similar corporate change, the aggregate number of shares of common stock subject to each outstanding option under the Plan, and its stated option price, are automatically adjusted.


       Within certain limits, the Board has the right to alter, amend or revoke the Plan. However, the Board must have the approval of the shareholders:

o to alter or amend the Plan to increase the maximum number of shares of common stock that may be issued under the Plan or the number of such shares that may be issued to any one participant;

o to extend the term of the Plan or of options granted under it;

o to reduce the option price below that now provided for under the Plan; or

o to change certain conditions of the exercise of options.

       The proceeds received by us from the sale of stock under the Plan are added to our general funds.


STOCK OPTIONS

       The price of any stock option granted may not be less than the fair market value of the stock on the date the option is granted. The option price is payable in cash or, if the grant provides, in common stock. Generally, no option may be exercised during the first year of its term or such longer period as may be specified in the option. The Plan allows the Board to make all unvested stock options immediately exercisable upon a change of control of the Company. A "change in control" would include:

o the acquisition by a third party of 20% or more of our common stock,

o a merger,

o liquidation, or

o sale of substantially all of our assets.

       The Plan also allows the Plan Committees to make options that are not yet exercisable, immediately exercisable:

o where an optionee's employment is to be terminated due to a divestiture or a downsizing by us;

o for a retiring optionee who holds options with extended vesting provisions;
  or

o to prevent inequities.

       All unexercised options terminate after a certain number of years, or earlier, depending upon the optionee's termination of employment, retirement, death, or breach of any provision of the option. The Plan Committees determine the term of each stock option grant at the time of the grant. The term of any incentive stock option may not exceed ten years from the date of grant. Shares under options that have terminated or lapsed, including options that have been surrendered unexercised, may be made subject to further options or awards.

       There are approximately 45,000 employees worldwide who are currently eligible to participate in the Plan, including 21 executive officers. In 1998, 21 executive officers were collectively granted a total of 1,400,303 options for ten years at $105.63 per share (the then-current market price) under the Plan. During the same period, 22,571 other employees were granted a total of 16,190,587 options for ten years. Of this amount, 16,171,587 options were granted at the same price per share; 15,000 options were granted at $88.38 per share, and 4,000 options were granted at $107.66 per share. Three of the Named Executive Officers of the Company - Mr. Steere, Dr. McKinnell and Dr. Niblack are also Directors of the Company. The options received under the Plan in 1998 by these three Named Executive Officers and the Company's other Named Executive Officers are set forth in the table entitled "Option Grants in 1998."


       On February 26, 1999, the closing price of the common stock traded on the New York Stock Exchange was $131.9375 per share, as reported in THE WALL STREET JOURNAL.


STOCK AWARDS

       The Plan provides for the granting of stock awards that generally vest only after one year of additional service, and which consist of shares of common stock issued to participating employees as additional compensation for their services to us.

       In 1998, five employees received the right to earn up to a maximum of 59,400 shares of common stock, in the aggregate, under the Plan. The potential size of these awards is determined by using the same non-discretionary formula that is used to determine awards made under the Performance-Contingent Share Award Program, which is discussed under the heading "Employee Benefit and Long-Term Compensation Plans" later in the Proxy Statement. The performance periods for these awards range from two to five years. To the extent that our performance exceeds the low end of the range of the performance of our Peer Group in either or both of the performance criteria, a varying amount of common stock up to the maximum aggregate amount will be earned by these employees at the end of the applicable performance period.


       In addition, in 1998, five of our executive officers received restricted stock awards under the Plan totaling 1,300 shares, and one other employee received a restricted stock award totaling 100 shares. All of these awards will vest over a three-year period. Prior to vesting, shares will be subject to forfeiture if these individuals do not continue as our employees during the restricted period, unless their employment ends as a result of disability, death or a change in control of the Company.



STOCK APPRECIATION RIGHTS


       The Plan permits the granting of stock appreciation rights to the holders of stock options under the Plan. These rights replace the ability of the recipient to exercise the related option, and instead would entitle the recipient to elect to receive, without payment to us:

o a number of shares of common stock determined under a formula set forth in the Plan; or

o if provided in the terms of the award, cash as determined under such formula;
    or

o a combination of cash and shares.

       We have not issued any stock appreciation rights since 1980.



PERFORMANCE UNIT AWARDS


       The Plan permits the granting of performance unit awards, consisting of unvested performance units which are credited to participating employees. The initial value of each unit is determined by reference to the book or market value of the common stock or to our earnings or such other criteria related to our performance as the Plan Committees deem appropriate. No performance unit award will vest prior to one year after the date of the award. Performance unit awards are payable in cash or, if so provided in the terms of the award, in shares of common stock.

       We have not issued any performance unit awards under the Plan.


TANDEM AWARDS

       The Plan also permits the granting of tandem awards which provide for a right of election among two or more of the following: an option, which may include a stock appreciation right; a performance unit award; and a stock award.

       We have not issued any tandem awards under the Plan.


TAX CONSEQUENCES

       The following information relates only to certain federal tax consequences in connection with the Plan. State tax treatment is subject to individual state laws and is not reviewed in this discussion.


INCENTIVE STOCK OPTIONS

       An incentive stock option results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised. If the optionee holds the stock received as a result of an exercise of a stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain is treated as long-term capital gain. If the shares are disposed of during this period, the option will be treated as a non-qualified stock option. We receive a tax deduction only if the shares are disposed of during such period. The deduction is equal to the amount of taxable income to the optionee.


NON-QUALIFIED STOCK OPTIONS

       A non-qualified stock option results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation realized by the optionee.


STOCK APPRECIATION RIGHTS

       No income will be recognized by the recipient of a stock appreciation right until shares representing the amount of the appreciation or the cash equivalent, if so elected, are transferred to the recipient pursuant to the exercise of the right. The amount of such income will be equal to the fair market value of such shares on the exercise date (or the cash equivalent), and will be ordinary income. Subject to the applicable provisions of the Code, we will be entitled to a deduction at the same time and in the same amount as the employee realizes ordinary income as a result of the exercise of the right.


STOCK AWARDS

       No income will be recognized by the recipient of a stock award if such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to a stock award, the then fair market value of the stock will constitute ordinary income to the employee. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in an amount equal to the compensation realized by the employee.


PERFORMANCE UNIT AWARDS

       The grant of a performance unit award generally will result in taxable income to the employee on the earlier of actual receipt of compensation pursuant to the award or when such compensation is credited to the employee's account, or set apart, or otherwise made available. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in an amount equal to the compensation realized by the employee.

       The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote is required for the adoption of the proposed amendments.

       THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENTS TO THE STOCK AND INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN AND TO EXTEND THE TERM OF THE PLAN TO DECEMBER 31, 2008.

                            EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

                                           SUMMARY COMPENSATION TABLE
                                           --------------------------
                                           ANNUAL COMPENSATION             LONG TERM COMPENSATION
                                ----------------------------------------- -------------------------
                                                                             AWARDS      PAYMENTS
                                                                          ------------ ------------
                                                              OTHER        RESTRICTED   SECURITIES
                                                              ANNUAL          STOCK     UNDERLYING      LTIP         ALL OTHER
        NAME AND                   SALARY     BONUS(1)   COMPENSATION(2)    AWARDS(3)   OPTIONS(4)   PAYOUTS(5)   COMPENSATION(6)
   PRINCIPAL POSITION     YEAR      ($)         ($)            ($)             ($)          (#)          ($)            ($)
------------------------ ------ ----------- ----------- ----------------- ------------ ------------ ------------ ----------------
 Mr. Steere ............ 1998    1,379,700   2,759,400        86,801              0      300,000     13,012,500      157,000
 Chairman/CEO
 " " " ................. 1997    1,316,500   2,545,300        17,968              0      300,000      8,837,500      144,688
 " " " ................. 1996    1,190,000   2,300,700        20,747              0      300,000      3,815,000      131,053

---------------------------------------------------------------------------------------------------------------------------------
 Dr. McKinnell ......... 1998      835,700   1,050,100        29,536              0      130,000      5,569,350       72,304
 Executive V.P.
 " " " ................. 1997      787,000     971,900        37,300              0      130,000      3,535,000       63,584
 " " " ................. 1996      704,000     802,600        24,144              0      120,000      1,430,625       57,294

---------------------------------------------------------------------------------------------------------------------------------
 Dr. Niblack ........... 1998      768,200     860,400         4,724              0      120,000      4,684,500       62,084
 Executive V.P.
 " " " ................. 1997      712,600     783,900         4,845              0      120,000      2,969,400       54,324
 " " " ................. 1996      640,000     645,500         4,935              0      100,000      1,201,725       50,457

---------------------------------------------------------------------------------------------------------------------------------
 Mr. Miller ............ 1998      649,100     690,300        19,320         31,689       90,000      3,383,250       49,500
 Senior V.P.;
 General Counsel
 " " " ................. 1997      619,400     588,400        17,279              0       90,000      2,121,000       43,340
 " " " ................. 1996      540,000     464,100        17,912              0       80,000        858,375       35,834

---------------------------------------------------------------------------------------------------------------------------------
 Mr. Clemente .......... 1998      601,100     617,200        17,364              0       75,000      2,914,800       42,972
 Senior V.P.-
 Corporate Affairs;
 Secretary and
 Corporate Counsel
 " " " ................. 1997      573,600     473,200        20,373              0       70,000      1,908,900       38,508
 " " " ................. 1996      507,500     389,100        17,117              0       60,000        801,150       39,108
---------------------------------------------------------------------------------------------------------------------------------



(1) The amounts shown in this column for 1998 constitute the Annual Incentive Awards made to each officer based on the Board's evaluation of each officer's performance. These awards are discussed in further detail in the Executive Compensation Committee Report.

(2) The amounts shown in this column represent tax payments made by us on behalf of each officer relating to his use of Company transportation and personal financial counseling. The total for Mr. Steere for 1998 also includes the aggregate incremental cost to the Company - $59,684 - of providing perquisites and other personal benefits to him. Of this amount, $53,984 represents the incremental cost of his personal use of Company automobiles and aircraft. Mr. Steere is required by the Company to travel only on its aircraft for security reasons.

(3) The amount shown in this column represents the dollar value on the date of grant (August 27, 1998) of 300 shares of the Company's common stock awarded as part of Mr. Miller's 1998 compensation. These shares of restricted stock vest on August 27, 2001. Dividends are paid during the restricted period on all restricted shares.

(4) Adjusted for our June 1997 two-for-one stock split.


(5) Represents the dollar market value of shares of our common stock on February 12, 1999 (the payment date) earned under the Company's Performance-Contingent Share Award Program using the closing sales price of our common stock ($130.125) on the New York Stock Exchange on that date. The number of Performance-Contingent Shares awarded to each Named Executive Officer was as follows: Mr. Steere, 100,000 shares; Dr. McKinnell, 42,800 shares; Dr. Niblack, 36,000 shares; Mr. Miller, 26,000 shares; Mr. Clemente, 22,400 shares; and all executive officers and Directors as a group, 457,000 shares.


(6) The amounts shown in this column represent Company matching funds under our Savings and Investment Plan (a tax-qualified retirement savings plan) and related supplemental plan which are discussed under the heading "Employee Benefit and Long-Term Compensation Plans."

              TOTAL OPTIONS EXERCISED IN 1998 AND YEAR-END VALUES

     This table gives information for options exercised by each of the Named Executive Officers in 1998, and the value (stock price less exercise price) of the remaining options held by those executive officers at year-end, using the mean of the high and the low trading price ($126.9688) of our common stock on December 31, 1998.



---------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                       OPTIONS HELD AT 12/31/98            AT 12/31/98
                                                     ----------------------------- ----------------------------
                              SHARES
                             ACQUIRED       VALUE
                           ON EXERCISE    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           NAME                (#)           ($)          (#)            (#)            ($)            ($)
------------------------- ------------- ------------ ------------- --------------- ------------- --------------
  Mr. Steere ............    264,400   21,006,056    710,800       900,000         71,150,523    58,700,520
  Dr. McKinnell .........     78,808    7,471,696    457,436       374,000         47,571,857    23,829,671
  Dr. Niblack ...........    104,876    8,719,136    236,000       332,000         23,515,516    20,705,122
  Mr. Miller ............     48,268    3,529,671    173,768       262,000         17,285,393    16,822,686
  Mr. Clemente ..........     32,802    2,923,695    262,608       187,000         27,560,995    10,907,676
---------------------------------------------------------------------------------------------------------------


                             OPTION GRANTS IN 1998

     This table shows all options to purchase our common stock granted to each of our Named Executive Officers in 1998 and the potential value of such grants at stock price appreciation rates of 0%, 5% and 10%, compounded annually over the maximum ten-year term of the options. Also shown is the potential gain of all outstanding shares of common stock held by our shareholders as of December 31, 1998, using the same base price and appreciation rates and compounded over the same ten-year period. The 5% and 10% rates of appreciation are required to be disclosed by SEC rules and are not intended to forecast possible future appreciation, if any, in our stock price.





                                                                                             POTENTIAL REALIZABLE VALUE AT
                                                                                                       ASSUMED
                                                INDIVIDUAL                                   ANNUAL RATES OF STOCK PRICE
                                                  GRANTS                                   APPRECIATION FOR OPTION TERM ($)
                              -------------------------------------------------------- ------------------------------------------
                                 NUMBER OF      PERCENT OF
                                SECURITIES     TOTAL OPTIONS
                                UNDERLYING      GRANTED TO     EXERCISE OR
                                  OPTIONS      EMPLOYEES IN    BASE PRICE   EXPIRATION
      NAME                     GRANTED (#)(1)    FISCAL YEAR    ($/SH)(2)      DATE     0%          5%                 10%
      ----                     ---------------- -------------------------- ----------- ---- ------------------ ------------------
 Mr. Steere ................     300,000      1.71            105.63       8/26/2008   0         19,929,041.83      50,504,104.82
 Dr. McKinnell .............     130,000      0.74            105.63       8/26/2008   0          8,635,918.13      21,885,112.09
 Dr. Niblack ...............     120,000      0.68            105.63       8/26/2008   0          7,971,616.73      20,201,641.93
 Mr. Miller ................      90,000      0.51            105.63       8/26/2008   0          5,978,712.55      15,151,231.45
 Mr. Clemente ..............      75,000      0.43            105.63       8/26/2008   0          4,982,260.46      12,626,026.20
 Potential Gain for all shareholders at Assumed Appreciation Rates ...................       85,978,308,035.86 217,885,913,362.71

 ---------------------
 (1) Option grants for Named Executive Officers who received grants in 1998 consisted of Key-Employee Grants that are exercisable one fifth on each anniversary date beginning on August 27, 1999.
 (2) The exercise price for all stock option grants shown in this column is the average of the high and low market price of our common stock on the date of the grant.

                    LONG-TERM INCENTIVE PLAN AWARDS IN 1998


     This table gives information concerning the participation of the Named Executive Officers in a long-term compensation plan called the Performance-Contingent Share Award Program. Under this plan, they were awarded the right to earn shares of our common stock ("Performance-Contingent Shares"). Actual payouts of these Performance-Contingent Shares, if any, will be determined by a non-discretionary formula which measures our performance over a five-year period using certain performance goals that were determined by our Executive Compensation Committee and approved by the Board. The formula is comprised of two performance criteria, total shareholder return (including reinvestment of dividends) and growth in diluted earnings per share, over the performance period relative to the industry Peer Group. If our performance exceeds the low end of the range of the Peer Group's performance for either or both of the performance criteria, a varying amount of shares up to the maximum will be earned. These awards are also discussed in the Executive Compensation Committee Report.

                                                                                     ESTIMATED FUTURE PAYOUTS UNDER
                                               PERFORMANCE PERIOD (OR                 NON-STOCK PRICE-BASED PLANS
                                                 OTHER PERIOD UNTIL                  -------------------------------
NAME                   NUMBER OF SHARES(1)     MATURATION OR PAYMENT)       THRESHOLD(2) (#)   TARGET (#)     MAXIMUM (#)
--------------------- ---------------------   ------------------------     ------------------ ------------   ------------
 Mr. Steere .........          *              1/1/99 - 12/31/03                  10,000       60,000           100,000
 Dr. McKinnell. .....          *              1/1/99 - 12/31/03                   4,700       28,200            47,000
 Dr. Niblack. .......          *              1/1/99 - 12/31/03                   4,200       25,200            42,000
 Mr. Miller .........          *              1/1/99 - 12/31/03                   3,000       18,000            30,000
 Mr. Clemente .......          *              1/1/99 - 12/31/03                   2,500       15,000            25,000

---------------------
(1) The actual number of Performance-Contingent Shares that will be paid out at the end of the applicable period, if any, cannot be determined because the shares earned by the Named Executive Officers will be based upon our future performance compared to the future performance of the Peer Group.

(2) If our minimum performance in both performance measures is at the low end of the range relative to the Peer Group, then no Performance-Contingent Shares will be earned by the Named Executive Officers. To the extent that our performance exceeds the low end of the range of Peer Group performance, the minimum shares that will be awarded is shown in the "Threshold" column.

--------------------------------------------------------------------------------

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

       Please see the glossary at the end of this report for definitions of the incentive and long-term compensation awards referred to in this discussion.


OVERVIEW OF COMPENSATION PHILOSOPHY AND PROGRAM

       The Executive Compensation Committee
establishes the salaries and other compensation of the executive officers of the Company, including its Chairman and CEO and other executive officers named in the Compensation Table (the "Named Executive Officers"). The Committee consists entirely of independent Directors who are not officers or employees of the Company.

       The Company's executive compensation program is designed to:

o retain executive officers by paying them competitively, motivate them to contribute to the Company's success, and reward them for their performance;

o link a substantial part of each executive officer's compensation to the performance of both the Company and the individual executive officer; and

o encourage significant ownership of Company common stock by executive officers.

       As discussed below, the program consists of, and is intended to balance, three elements:

o SALARIES. Salaries are based on the Committee's evaluation of individual job performance and an assessment of the salaries and total compensation mix paid by the Company's Peer Group to executive officers holding equivalent positions. This Peer Group consists of the eleven health care companies referred to in the Performance Graph that follows this report.

o EXECUTIVE ANNUAL INCENTIVE AWARDS. Executive Annual Incentive Awards are based on an evaluation of both individual and Company performance against quantitative and qualitative measures.

o LONG-TERM INCENTIVE COMPENSATION. Long-term incentive awards, which consist of stock options and Performance-Contingent Share Awards, are designed to insure that incentive compensation is linked to the long-term performance of the Company and its common stock.

       In addition, the Named Executive Officers and other members of senior management are expected to own a minimum amount of common stock under the Company's stock ownership program. The program is intended to further tie the interests of management to the interests of shareholders.



EVALUATION OF EXECUTIVE PERFORMANCE


       The Committee does not rely solely on predetermined formulae or a limited set of criteria when it evaluates the performance of the Chairman and CEO and the Company's other executive officers. Instead, the Committee considers:

o management's overall accomplishments;

o the accomplishments of the individual executives;

o the Company's financial performance; and

o other criteria discussed below.

       In 1998, management continued to effectively implement its long-term strategies, which included:

o improving operating margins;

o continuing the implementation of reengineering projects and restructuring programs;

o divesting non-core businesses;

o maintaining the flow of new product candidates in the Company's research pipeline; and

o augmenting the Company's research and marketing abilities with key external collaborations.


       The Committee believes that the success of these strategies is evidenced by:

o the Company's strong financial performance in 1998;

o the Company's operating margins;


o the breadth of the Company's current product portfolio which resulted in considerable sales growth in 1998;


o the acceptance of the Company's products in the current marketplace;

o the number of promising product candidates under development by the Company;

o co-promotion arrangements with respect to Celebrex and inhaled insulin; and

o the completion of the divestiture of the Medical Technology Group businesses.


       The Committee also considers management's responses to the changes occurring within the U. S. marketplace for health care products and services. The impact of managed care in the health care market continues to be of particular importance to the Company and its shareholders. It is the Committee's opinion that, in this uncertain environment, management continues to effectively develop and implement strategies that position the Company to remain a leader in the health care industry. In addition, Mr. Steere and his senior management team are undertaking significant actions to communicate the Company's position on health care issues to its shareholders, the public and the government. The success of these efforts and their benefits to the Company cannot, of course, be quantifiably measured, but the Committee believes they are vital to the Company's continuing success.


TOTAL COMPENSATION

       To establish target total compensation levels of Company executives, the Committee considers competitive market total compensation. The total compensation package for each executive is then broken down into the three basic components indicated above, and discussed in more detail below. In recent years, the Committee directed a shift in the mix of the Company's executive compensation towards incentive compensation, with proportionately lesser emphasis on salaries. This strategy is intended to increase the performance orientation of the Company's executive compensation, and the Committee intends to maintain this emphasis in 1999. Based on available public data and the analysis of its outside compensation advisors, the total compensation of Mr. Steere and the other Named Executive Officers generally fell in the upper quartile of total compensation paid by the Peer Group to their executives holding equivalent positions, and the Committee believes that position was consistent with the outstanding performance of the Company compared to the Peer Group.


SALARIES

       In setting the 1998 salaries of the Chairman and CEO and the other executive officers, the Committee:

o evaluated each officer's individual job performance;

o assessed the Company's performance; and


o considered salaries paid by the Peer Group to executive officers holding equivalent positions.



       CHAIRMAN AND CEO. Mr. Steere's salary in 1998 totaled $1,379,700. For 1999, it has been set at $1,436,300 which represents a 4.1% increase from his 1998 salary.


       OTHER NAMED EXECUTIVE OFFICERS. The 1998 salaries of the other Named Executive Officers are shown in the "Salary" column of the Summary Compensation Table.


EXECUTIVE ANNUAL INCENTIVE AWARDS

       In 1997, the Board of Directors adopted and the shareholders approved the Pfizer Inc. Executive Annual Incentive Plan. Under the terms of this plan a maximum award of 0.3% of Adjusted Net Income as defined in the plan was established for each employee participating in the plan. This maximum exceeds the current level of Annual Incentive Awards made by the Committee and the Committee will continue to base the awards on Company and individual performance criteria within the established maximum.

       For 1998, an Annual Incentive Award of $2,759,400 for Mr. Steere was approved by the Committee and confirmed by the Board. The Annual Incentive Awards for 1998 paid to each of the Named Executive Officers are shown in the "Bonus" column of the Summary Compensation Table.


LONG-TERM INCENTIVE COMPENSATION

       In 1998, Mr. Steere and the other executive officers participated in the Company's long-term incentive compensation program. As discussed below, the program consisted of:

o stock option grants made under the Company's Stock and Incentive Plan; and

o awards made under the Company's Performance-Contingent Share Award Program.


(A) STOCK OPTIONS

       The Committee granted Key-Employee Stock Options to each executive officer in 1998 under the Company's Stock and Incentive Plan. In selecting the size of the Key-Employee Stock Option grants, the Committee reviewed:

o competitive data relating to similar grants made by the Peer Group to executive officers holding comparable positions;

o the individual stock ownership of the Company's executive officers; and

o the interrelationship with the Performance-Contingent Share Awards established for the 1999-2003 performance period for such officers.

       CHAIRMAN AND CEO. Based upon this data, Mr. Steere was awarded Key-Employee Stock Options for 300,000 shares of common stock.

       OTHER NAMED EXECUTIVE OFFICERS. The other Named Executive Officers were awarded the number of Key-Employee Stock Options shown in the table headed "Option Grants in 1998." The Key-Employee Stock Options of the Named Executive Officers and all other executive officers will vest over a five-year period, with 20 percent of the options vesting each year.

       Key-Employee Stock Options granted to Mr. Steere and the other Named Executive Officers, when combined with the value of the Performance-Contingent Shares that these officers may potentially earn, are targeted by the Committee to fall at the median range of the value of long-term incentives granted by the Peer Group to executive officers holding comparable positions.

o This targeting assumes that the Company's performance also falls at the median of the Peer Group's performance.

o If the Company's actual performance exceeds the median performance of the Peer Group, however, the total value of long-term incentive awards (which would include Performance-Contingent Share Awards discussed below) will be higher than the median awards made by the Peer Group.

o Similarly, if the Company's performance falls below the median performance of the Peer Group, the total value of the long-term incentive awards would fall below the median awards of the Peer Group.


(B) PERFORMANCE-CONTINGENT SHARE AWARDS

       The Committee also established awards for Mr. Steere and other executive officers, including the Named Executive Officers, for the 1999-2003 performance period under the Company's Performance-Contingent Share Award Program (the "Program"). The potential size of each award, including the maximum number of shares of common stock that may be earned by each executive officer, was established by the Committee after examining long-term compensation awarded by the Peer Group to executive officers holding comparable positions. Payments pursuant to the awards are determined by using a non-discretionary formula comprised of the following two performance criteria measured over the applicable performance period relative to the performance of the Peer Group:

o total shareholder return; and

o earnings per share growth.


       The performance formula weighs each criterion equally. To the extent that the Company's performance exceeds the low end of the range of the performance of the Peer Group in either or both of the performance criteria, a varying amount of shares of common stock up to the maximum will be earned.


       Except for the Program awards established in 1993, which provided for shorter performance periods, the performance period for all awards made under the Program is five years. Based on the Company's performance during the 1994-1998 performance period, Mr. Steere and the other Named Executive Officers earned 227,200 Performance-Contingent Shares under the Program award formula described above.

       CHAIRMAN AND CEO. The total number of such shares earned by Mr. Steere for the 1994-1998 Program was 100,000. The number of Performance-Contingent Shares that Mr. Steere may earn at the end of the five-year performance period (1/1/99-12/31/2003) will range from 0 to 100,000.


       OTHER NAMED EXECUTIVE OFFICERS. The total number of shares earned by each of the Named Executive Officers for the 1994-1998 Program is shown in footnote 5 to the "LTIP Payouts" column of the Summary Compensation Table. The number of Performance-Contingent Shares that Dr. McKinnell may earn at the end of the five-year performance period (1/1/99-12/31/2003) will range from 0 to 47,000, the number of such shares that Dr. Niblack may earn will range from 0 to 42,000, the number of shares that Mr. Miller may earn will range from 0 to 30,000 and the number of shares Mr. Clemente may earn will range from 0 to 25,000.

       The above information is included in the table headed "Long-Term Incentive Plan-Awards in 1998."


TAX POLICY ON DEDUCTIBILITY OF COMPENSATION

       Section 162(m) of the Internal Revenue Code limits the tax deduction available to the Company to $1 million for compensation paid (not including amounts which by agreement are required to be deferred) to the Company's five most highly compensated officers, unless certain requirements are met. One requirement is that the Committee consist entirely of outside Directors. The Committee meets this requirement. Another requirement is that compensation over $1 million must be based upon Company attainment of performance goals approved by the shareholders. The Executive Annual Incentive Plan meets this requirement. In addition, the Company's Stock and Incentive Plan is "performance- based" so awards under that plan are eligible for exceptions to the deduction limitation. The Committee expects that all incentive compensation of the Company's five most highly compensated officers will qualify as a tax deductible expense when paid.


STOCK OWNERSHIP PROGRAM

       Upon this Committee's recommendation, the Board adopted a stock ownership program in August 1993. The program defines "stock ownership" as stock owned by the executive officer directly or through the Company's Savings and Investment Plan or awarded pursuant to the Performance- Contingent Share Award Program and subsequently deferred. Under the guidelines of the program established by the Committee, which were increased in 1997, employee Directors (currently Mr. Steere, Dr. McKinnell and Dr. Niblack) own Company common stock equal in value to at least five times their annual salaries. The program also extends to the other Named Executive Officers and other members of the Corporate Management Committee, who own Company common stock equal in value to at least four times their annual salaries. All other executive officers own Company stock with a value equivalent to three times their annual salaries, and all other participants in the Performance-Contingent Share Award Program own an amount equal in value to their annual salary.


GLOSSARY

       EXECUTIVE ANNUAL INCENTIVE AWARDS. These awards are annual cash payments which may be awarded by the Committee pursuant to the Executive Annual Incentive Award Plan which sets a maximum award of 0.3% of Adjusted Net Income, as defined in the plan, to each executive officer on the basis of both Company performance and individual performance over the prior year. Qualitative and quantitative performance indicators used to serve as the basis for an assessment of the performance of the executive officers are established by the Committee (and approved by the Board in the case of the CEO) at the beginning of the performance period.

       KEY-EMPLOYEE STOCK OPTIONS. Stock options granted under the Company's Stock and Incentive Plan to a select group of management employees in the U. S. and overseas who are considered to have a substantial impact on the Company's operations.


       PERFORMANCE-CONTINGENT SHARES. These are shares of Pfizer Inc. common stock that may be awarded by the Committee to the Named Executive Officers and certain other employees of the Company under the Performance-Contingent Share Award Program. For shares to be issued to any such officer or employee, however, certain preestablished Company performance criteria must be met over a preestablished performance period. This program is described in further detail under the caption "Performance-Contingent Share Award Program."


       STOCK AND INCENTIVE PLAN. This refers to the Pfizer Inc. Stock and Incentive Plan which is described in further detail in Item 4 and under the caption "Stock and Incentive Plan."




THE EXECUTIVE COMPENSATION COMMITTEE:
Mr. Burns (Chair)
Mr. Labrecque
Dr. Mead

                               PERFORMANCE GRAPH


     This graph compares our total shareholder returns (assuming reinvestment of dividends), the Standard & Poor's ("S&P") 500 Composite Stock Index ("S&P 500"), and an industry peer index compiled by us that consists of several companies (the "Peer Group")(1). The graph assumes $100 invested at the per share closing price of the common stock on the New York Stock Exchange Composite Tape on December 31, 1993, in Pfizer and each of the other indices.




                               [GRAPHIC OMITTED]







                    1993         1994         1995         1996         1997         1998
                    ----         ----         ----         ----         ----         ----
 PFIZER             100.0        115.3        192.2        257.5        468.5        791.4
 PEER GROUP         100.0        113.1        177.9        222.0        331.3        479.5
 S&P 500            100.0        101.3        139.4        171.4        228.6        293.9


---------------------
(1) The following companies comprise the Peer Group: Abbott Laboratories, American Home Products Corp., Baxter International Inc., Bristol-Myers Squibb Company, Colgate-Palmolive Co., Johnson & Johnson, Eli Lilly and Company, Merck and Co., Inc., Pharmacia & Upjohn Inc., Schering-Plough Corp., and Warner-Lambert Company. The Peer Group consolidation was done on a weighted average basis (market capitalization basis, adjusted at the beginning of each year).

               EMPLOYEE BENEFIT AND LONG-TERM COMPENSATION PLANS

RETIREMENT ANNUITY PLAN

       The Retirement Annuity Plan (the "Retirement Plan") is a funded, tax-qualified, noncontributory defined benefit pension plan that covers certain employees, including the Named Executive Officers. Benefits under the Retirement Plan are based upon the employee's years of service and final average earnings with us and/or our "Associate Companies" and are payable after retirement in the form of an annuity or a lump sum. Earnings covered by the Retirement Plan are base pay, bonus, and long-term incentive compensation, excluding gains on stock option exercises. The amount of annual earnings that may be considered in calculating benefits under the Retirement Plan is limited by law. For 1999, the annual limitation is $160,000.

       Benefits under our Retirement Plan are calculated as an annuity equal to the greater of:

o 1.4 percent of the participant's final average earnings for the five highest calendar years multiplied by years of service, or

o 1.75 percent of such earnings less 1.5 percent of Primary Social Security benefits multiplied by years of service.

       Years of service under these formulas cannot exceed 35. Contributions to the Retirement Plan are made entirely by us and are paid into a trust fund from which the benefits of participants will be paid.

       The Retirement Plan currently limits pensions paid under the Plan to an annual maximum of $130,000, payable at age 65. We also have an unfunded supplemental plan that provides out of our general assets an amount substantially equal to the difference between the amount that would have been payable under the Retirement Plan, in the absence of legislation limiting pension benefits and earnings that may be considered in calculating pension benefits, and the amount actually payable under the Retirement Plan. In certain circumstances, we are obligated to fund trusts established to secure obligations to make payments under the supplemental plan.



PENSION PLAN TABLE


       The following table shows, for the final compensation and years of service indicated, the annual pension benefit, payable commencing upon retirement at age 65 under the present benefit formula of the Retirement Plan and its related supplemental plan. The estimated retirement benefits have been computed on the assumptions that:

o payments will be made in the form of a 50 percent joint and survivor annuity (and both the Plan member and spouse are age 65),

o during the period of employment the employee received annual compensation increases of six percent, and

o the employee retired as of December 31, 1998.


                                    YEARS OF SERVICE
-----------------------------------------------------------------------------------------
REMUNERATION         15             20             25             30              35
-------------   ------------   ------------   ------------   ------------   -------------
$  100,000      $  17,539      $  23,385      $  29,231      $  35,078      $   40,924
   500,000        100,532        134,043        167,554        201,064         234,575
 1,000,000        204,274        272,365        340,457        408,548         476,639
 3,000,000        619,241        825,654      1,032,068      1,238,482       1,444,895
 5,000,000      1,034,208      1,378,943      1,723,679      2,068,415       2,413,151
 9,500,000      1,967,883      2,623,844      3,279,805      3,935,766       4,591,727
12,500,000      2,590,333      3,453,778      4,317,222      5,180,666       6,044,111
15,500,000      3,212,783      4,283,711      5,354,639      6,425,567       7,496,495
18,500,000      3,835,234      5,113,645      6,392,056      7,670,467       8,948,879
21,500,000      4,457,684      5,943,579      7,429,473      8,915,368      10,401,262
-----------------------------------------------------------------------------------------

       As of December 31, 1998, Mr. Steere had 36 years; Dr. McKinnell had 28 years; Dr. Niblack had 31 years; Mr. Miller had 28 years; and Mr. Clemente had 35 years under the Retirement Plan and the supplemental plan. Compensation covered by the Retirement Plan and its related supplemental plan for the Named Executive Officers equals the amounts set forth in the 1998 "Salary," "Bonus" and "LTIP Payouts" columns of the Summary Compensation Table.


PERFORMANCE-CONTINGENT SHARE AWARD PROGRAM

       Under the Performance-Contingent Share Award Program, participating employees may be granted an opportunity by our Executive Compensation Committee to earn shares of common stock, provided certain performance criteria are met. The performance formula is nondiscretionary and is comprised of two performance criteria:

o total shareholder return (including reinvestment of dividends), and

o growth in diluted earnings per share (as reported),

measured point-to-point over the applicable performance period relative to the performance of the Peer Group. Our 200 most highly compensated employees are eligible to participate. Except for awards made in 1993, all awards granted under the Program are based upon a five-year performance period. Awards earned by the Named Executive Officers under this Program for the performance period ended December 31, 1998 are shown in the "LTIP Payouts" column of the Summary Compensation Table. Receipt of shares awarded under this Program may be deferred.


EXECUTIVE ANNUAL INCENTIVE PLAN

       The Named Executive Officers, as well as the other members of our Corporate Management Committee participate in the Executive Annual Incentive Plan. The purpose of the Plan is to ensure the tax deductibility of the bonus for the Company. The maximum individual annual bonus under this plan is 0.3% (three tenths of one percent) of Adjusted Net Income. The Plan defines "Adjusted Net Income" to mean income before cumulative effect of accounting changes as shown on the audited Consolidated Statement of Income of the Company. If income before cumulative effect of accounting changes is not shown on the Statement, then Adjusted Net Income will mean net income as shown on the Statement. Receipt of bonuses paid from this Plan can be deferred until a later date or retirement. Deferred bonuses may be invested in either a Pfizer unit fund or an interest-bearing fund.


SAVINGS AND INVESTMENT PLAN

       Under the Savings and Investment Plan (the "Savings Plan"), a tax-qualified retirement savings plan, participating employees may contribute up to 15 percent of regular earnings into their Savings Plan accounts. A participating employee may elect to make after-tax contributions, before-tax contributions, or both after-tax and before-tax contributions. In addition, under the Savings Plan, we contribute an amount equal to one dollar for each dollar contributed by participating employees up to the first two percent of their regular earnings and fifty cents for each additional dollar contributed by employees on the next four percent of their regular earnings. Our matching contributions are invested solely in our common stock.

       The Savings Plan currently limits the additions that can be made to a participating employee's account to $30,000 per year. The term "additions" includes our matching contributions, before-tax contributions made by us at the request of the participating employee under Section 401(k) of the Code, and employee after-tax contributions.

       Of those additions, the current maximum before-tax contribution is limited to $10,000 per year. In addition, no more than $160,000 of annual compensation may be taken into account in computing benefits under the Savings Plan. We have a supplemental plan to pay out of general assets an amount substantially equal to the difference between the amount that, in the absence of legislation limiting such additions and the $160,000 limitation on earnings, would have been allocated to a participating employee's account as employee before-tax contributions, our matching contributions and the amount actually allocated under the Savings Plan.

       Employees affected by these limitations who make deferrals of income under this supplemental plan receive credit for such deferrals towards their retirement benefit under our retirement plans. In certain circumstances, we are obligated to fund trusts established to secure obligations to make payments under the supplemental plan.

       Amounts deferred, if any, under the Savings Plan and the related supplemental plan by the Named Executive Officers are included in the "Salary" and "Bonus" columns of the Summary Compensation Table. Our matching contributions allocated to the Named Executive Officers under the Savings Plan and the related supplemental plan are shown in the "All Other Compensation" column of the Summary Compensation Table.


STOCK AND INCENTIVE PLAN

       Under the Stock and Incentive Plan, our employees may be granted stock options, stock appreciation rights, stock awards (including restricted stock awards and performance-based stock awards), or performance unit awards, either as a result of a general grant or as a result of an award based on having met certain performance criteria. Where an employee is also an officer, the performance criteria are determined by the Executive Compensation Committee. Our non-employee Directors are not eligible to participate in this Plan. The Stock and Incentive Plan is described in greater detail in Item 4 of this Proxy Statement.


SEVERANCE AGREEMENTS

       We have entered into severance agreements with our executive officers, including each of the Named Executive Officers. The agreements continue through September 30, 1999, and provide that they are to be automatically extended in one-year increments unless we give prior notice of termination.


       These agreements are intended to provide for continuity of management in the event of a change in control. The agreements provide that covered executive officers could be entitled to certain severance benefits following a change in control of the Company. If, following such a change in control, the executive officer is terminated for any reason, other than for disability or for cause, or if such executive officer terminates his or her employment for good reason (as defined in the agreements), then the executive officer is entitled to a severance payment that will be 2.99 times the greater of (i) the executive officer's base amount, as defined in the agreements or (ii) the sum of the executive officer's (a) base salary in effect at the time of termination and (b) the higher of the (x) last full-year annual incentive payment or (y) target annual incentive payment for the year in which termination occurs. The severance payment generally would be made in the form of a lump sum.


       In addition, in the event of such a termination following a change in control, under the agreements each executive officer would receive a payout of all outstanding Performance-Contingent Share Awards that had been granted prior to the date of termination at the maximum amounts that could have been earned pursuant to the awards, along with all shares earned but deferred in accordance with the deferral feature of the Performance-Contingent Share Award Program. The executive officer would also receive a benefit payable from our general funds calculated using the benefit calculation provisions of our Retirement Annuity Plan and our unfunded Supplemental Retirement Plan with the following additional features:

o the executive officer would receive credit for an additional three years of service and compensation for purposes of calculating such benefit;

o the benefit would commence at age 55 (or upon the date of termination, if the executive officer is then over age 55) and for this purpose, three years would be added to the executive officer's age;

o such benefit would be further determined without any reduction on account of its receipt prior to age 65; and

o such benefit would be offset by any amounts otherwise payable under our Retirement Annuity Plan and unfunded Supplemental Retirement Plan.

       The executive officer would also become vested in all other benefits available to our retirees including retiree medical coverage. All restrictions on restricted stock awarded to such executive officer would lapse and all unvested options granted to such executive officer would vest and become exercisable for the remainder of the term of the option.

       If a change in control occurs, the agreements are effective for a period of four years from the end of the then existing term. Under the severance agreements, a change in control would include any of the following events:


o any "person", as defined in the Securities Exchange Act of 1934, as amended, acquires 20 percent or more of our voting securities;


o a majority of our Directors are replaced during a two-year period; or


o shareholders approve certain mergers, or a liquidation or sale of our assets.



       In the event that any payments made in connection with a change in control would be subjected to the excise tax imposed by Section 4999 of the Code, we will "gross up" the executive officer's compensation for all federal, state and local income and excise taxes and any penalties and interest.

       In certain circumstances, we are obligated to fund trusts established to secure our obligations to make payments under the severance agreements in advance of the time payment is due.

           REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY
            PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF
                                  SHAREHOLDERS
--------------------------------------------------------------------------------

       Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2000 Annual Meeting of Shareholders, the proposal must be received by us, attention:
Mr. C. L. Clemente, Secretary, at our principal executive offices by November 13, 1999.

       Under our By-laws, and as permitted by the rules of the SEC, certain procedures are provided which a shareholder must follow to nominate persons for election as Directors or to introduce an item of business at an annual meeting of shareholders. These procedures provide that nominations for Director nominees and/or an item of business to be introduced at an annual meeting of shareholders must be submitted in writing to the Secretary of the Company at 235 East 42nd Street, New York, NY 10017-5755. We must receive the notice of your intention to introduce a nomination or proposed item of business at our 2000 Annual Meeting no later than:

o 60 days in advance of the 2000 Annual Meeting if it is being held within 30 days preceding the anniversary date (April 22, 1999) of this year's meeting; or

o 90 days in advance of such meeting if it is being held on or after the anniversary date of this year's meeting.


       For any other annual or special meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of the meeting.

       Our annual meeting of shareholders is generally held on the fourth Thursday of

April. Assuming that our 2000 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by February 27, 2000. If we do not receive notice by that date, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

       The nomination must contain the following information about the nominee:


o name;

o age;

o business and residence addresses;

o principal occupation or employment;

o the number of shares of common stock held by the nominee;

o the information that would be required under the rules of the SEC in a Proxy Statement soliciting proxies for the election of such nominee as a Director; and

o a signed consent of the nominee to serve as a Director of the Company, if elected.

       Notice of a proposed item of business must include:

o a brief description of the substance of, and the reasons for, conducting such business at the annual meeting;

o the shareholder's name and address;

o the number of shares of common stock held by the shareholder (with supporting documentation where appropriate); and

o any material interest of the shareholder in such business.


       The Board is not aware of any matters that are expected to come before the Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

       The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

--------------------------------------------------------------------------------

       Whether or not you plan to attend the Meeting, please vote by telephone or Internet or mark, sign, date and promptly return the enclosed proxy in the enclosed envelope. The toll-free number to vote by telephone is at no cost to you. No postage is required for mailing in the United States.

                                          By order of the Board of Directors,


                                          C. L. Clemente
March 12, 1999                            Secretary

                                                                      EXHIBIT 1
                            STOCK AND INCENTIVE PLAN
                (New material underlined. Material to be deleted
                              shown as stricken.)
                                      ***

3. TOTAL NUMBER OF SHARES

     Subject to the provisions of Section 6(h), the maximum amount of stock which may be issued under the Plan is 338,000,000 393,000,000* shares of the Common Stock of the Company (comprised of 24,000,000* shares authorized in 1965, 24,000,000* shares authorized in 1969, 24,000,000** shares authorized in 1972, 24,000,000** shares authorized in 1975, 24,000,000** shares authorized in 1980, 40,000,000*** shares authorized in 1983, 44,000,000*** shares authorized in 1986, 44,000,000*** shares authorized in 1989, 44,000,000**** shares authorized in 1992, and 46,000,000***** shares authorized in 1996 AND 55,000,000 SHARES
AUTHORIZED IN 1999). No participant shall be granted (i) options which would result in such participant receiving more than 480,000* shares of the total number of shares authorized in 1965, more than 480,000* shares of the total number of shares authorized in 1969, or more than 480,000** shares of the total number of shares authorized in 1972, or (ii) options or awards which would result in such participant receiving more than 480,000** shares of the total number of shares authorized in 1975, more than 800,000** shares of the total number of shares authorized in 1980, more than 800,000*** shares of the total number of shares authorized in 1983, more than 1,200,000*** shares of the total number of shares authorized in 1986, more than 1,200,000*** shares of the total number of shares authorized in 1989, more than 1,200,000**** shares of the total number of shares authorized in 1992, more than 1,200,000***** shares of the total number of shares authorized in 1996, OR MORE THAN 1,500,000 SHARES OF THE TOTAL NUMBER OF SHARES AUTHORIZED IN 1999, or (iii) any option, stock award or performance unit award which would result in ownership by such participant of more than ten percent of the stock of the Company within the meaning of Section 422 of the Internal Revenue Code, or (iv) any incentive stock option, as defined in Section 422 of the Internal Revenue Code, granted after December 31, 1986, which would result in such participant receiving a grant of incentive stock options for stock that would have an aggregate fair market value in excess of $100,000, determined as of the time that the option is granted, that would be exercisable for the first time by such participant during any calendar year. No option with respect to any shares authorized in 1975 shall be granted to the extent that shares authorized in 1972 are available therefor, or with respect to any shares authorized in 1980 to the extent that shares authorized in 1972 or shares authorized in 1975 are available therefor, or with respect to any shares authorized in 1983 to the extent that shares authorized in 1972, 1975 or 1980 are available therefor, or with respect to any shares authorized in 1986 to the extent that shares authorized in 1972, 1975, 1980 or 1983 are available therefor, or with respect to any shares authorized in 1989 to the extent that shares authorized in 1972, 1975, 1980, 1983, or 1986 are available therefor, or with respect to any shares authorized in 1992 to the extent that shares authorized in 1972, 1975, 1980, 1983, 1986 or 1989 are available therefor, or with respect to any shares authorized in 1996 to the extent that shares authorized in 1972, 1975, 1980, 1983, 1986, 1989, or 1992 are available therefor, OR WITH RESPECT TO ANY SHARES AUTHORIZED IN 1999 TO THE EXTENT THAT SHARES AUTHORIZED IN 1972, 1975, 1980, 1983, 1986, 1989, 1992, OR 1996 ARE
AVAILABLE THEREFOR. With respect to all options and stock awards granted on or after January 1, 1972, the records of the Company shall specify the number of shares authorized in 1965, the number of shares authorized in 1969, the number of shares authorized in 1972, the number of shares authorized in 1975, the number of shares authorized in 1980, the number of shares authorized in 1983, the number of shares authorized in 1986, the number of shares authorized in 1989, the number of shares authorized in 1992, and the number of shares authorized in 1996 AND THE NUMBER OF SHARES AUTHORIZED IN 1999 covered by such options or awards. None of the shares authorized in 1965, 1969 or 1972 shall be available for stock awards.
                                      ***

5. TERM OF PLAN

     No option with respect to shares authorized in or prior to 1969 under this Plan shall be granted pursuant to this Plan after December 31, 1978, no option with respect to shares authorized in 1972 shall be granted pursuant to this Plan after December 31, 1992, no option, stock appreciation right or stock award, with respect to shares authorized in 1975 shall be granted pursuant to this Plan after December 31, 1992, no option, stock appreciation right, stock award, performance unit award or tandem award with respect to shares authorized in 1980 shall be granted pursuant to this Plan after December 31, 1992, no option, stock appreciation right, stock award, performance unit award or tandem award with respect to shares authorized in 1983 shall be granted pursuant to this Plan after December 31, 1992, no option, stock appreciation right, stock award, performance unit award or tandem award with respect to shares authorized in 1986 shall be granted pursuant to this Plan after December 31, 1995, no option, stock appreciation right, stock award, performance unit award or tandem award with respect to shares authorized in 1989 shall be granted pursuant to this Plan after December 31, 1998, no option, stock appreciation right, stock award, performance unit award or tandem award with respect to shares authorized in 1992 shall be granted pursuant to this Plan after December 31, 2001, no option, stock appreciation right, stock award, performance unit award or tandem award with respect to shares authorized in 1996 shall be granted pursuant to this Plan after December 31, 2005, NO OPTION, STOCK APPRECIATION RIGHT, STOCK AWARD, PERFORMANCE UNIT AWARD OR TANDEM AWARD WITH RESPECT TO SHARES AUTHORIZED IN 1999 SHALL BE GRANTED PURSUANT TO THIS PLAN AFTER DECEMBER 31, 2008, but options, stock appreciation rights, performance unit awards, tandem awards and restrictions on awards may extend beyond such dates.


---------------------
* Adjusted for the three-for-one stock split in 1970, the two-for-one stock split in 1983, the two-for-one stock split in 1991, the two-for-one stock split in 1995, and the two-for-one stock split in 1997.

** Adjusted for the two-for-one stock split in 1983, the two-for-one stock split in 1991, the two-for-one stock split in 1995, and the two-for-one stock split in 1997.

*** Adjusted for the two-for-one stock split in 1991, the two-for-one stock split in 1995, and the two-for-one stock split in 1997.

****Adjusted for the two-for-one stock split in 1995 and the two-for-one stock split in 1997.

***** Adjusted for the two-for-one stock split in 1997.

 [GRAPHIC OMITTED]           [GRAPHIC OMITTED]




This Proxy Statement is printed entirely on recycled and recyclable paper. Soy ink, rather than petroleum-based ink, is used throughout.

                                   PFIZER INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS

   P The undersigned appoints William C. Steere, Jr., Henry A. McKinnell, R and C. L. Clemente, and each of them, as proxies, each with full power O of substitution, and authorizes them to represent and to vote, as X designated on the reverse side of this form, all the shares of common Y stock of Pfizer Inc. held of record by the undersigned on February 26,
          1999, and all of the shares as to which the undersigned then had the right to give voting instructions to the record holder under the Pfizer Inc. Shareholder Investment Program, the Pfizer Inc. Savings and Investment Plan and the Pfizer Inc. Employee Benefit Trust, at the Annual Meeting of Shareholders to be held on April 22, 1999 at 10:00 a.m. at the Grand Hyatt Hotel, Empire State Ballroom, New York, New York, or any adjournment or postponement.

          IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THE PROXIES SHALL VOTE (AND ANY VOTING INSTRUCTIONS TO RECORD HOLDERS SHALL BE GIVEN) FOR ITEMS 1, 2, 3 AND 4 AND, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                                                            ---------------
                                                              SEE REVERSE
                                                                 SIDE
                                                            ---------------

--------------------------------------------------------------------------------
 s PLEASE FOLD AND DETACH HERE IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE s






IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE BRING THIS ADMISSION TICKET WITH YOU.



                                ADMISSION TICKET



                                   PFIZER INC.

                         ANNUAL MEETING OF SHAREHOLDERS

                            THURSDAY, APRIL 22, 1999
                                   10:00 A.M.
                                GRAND HYATT HOTEL
                              EMPIRE STATE BALLROOM
                        42ND STREET AND LEXINGTON AVENUE
                               NEW YORK, NEW YORK

              DUE TO SPACE LIMITATIONS, WE WILL BE SERVING LIGHTER
                  REFRESHMENTS AT THIS YEAR'S ANNUAL MEETING.

                                                                 |
-----  Please mark your                                          |
  X    votes as in this                                          |   2649
-----  example.                                                  |_ _ _



--------------------------------------------------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 4
--------------------------------------------------------------------------------

                            FOR       WITHHELD
1. Election of             [   ]        [  ]  Vote        Nominees:
   Directors. (Mark                           WITHHELD    1. Michael S. Brown
   ONE box only.)                             from all    2. Constance J. Horner
                                              nominees    3. Thomas G. Labrecque
                                                          4. Franklin D. Raines
                                                          5. Jean-Paul Valles

FOR all nominees, except vote withheld from the following nominees (if any):


--------------------------------------------------------------------------------


                                                    FOR     AGAINST     ABSTAIN
 2. A proposal to approve the appointment of       [   ]     [   ]       [   ]
    KPMG LLP as independent auditors for
    1999.

 3. A proposal to amend the Company's              [   ]     [   ]       [   ]
    Restated Certificate of Incorporation
    to increase the number of authorized
    shares of the Company's common stock.

 4. A proposal to amend the Stock and Incentive    [   ]     [   ]       [   ]
    Plan to increase the number of shares of
    common stock authorized to be issued
    under the Plan and to extend its term to
    December 31, 2008.
--------------------------------------------------------------------------------
                   SPECIAL ACTION                  [   ]    Change of    [   ]
                                                            Address
              Discontinue Annual Report
              Mailing for this Account
--------------------------------------------------------------------------------



 IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN
 OTHER REPRESENTATIVE CAPACITY, PLEASE SIGN NAME
 AND TITLE.



                                ------------------------------------------------
                                (SIGNATURE OF SHAREHOLDER)        DATE



                                ------------------------------------------------
                                (SIGNATURE, IF HELD JOINTLY)       DATE


--------------------------------------------------------------------------------
     s FOLD AND DETACH HERE IF YOU ARE NOT VOTING BY INTERNET OR TELEPHONE s







                                   PFIZER INC.

Dear Shareholder:

We encourage you to take advantage of the convenient ways to vote your shares: you can vote your shares electronically through the Internet or the telephone 24 hours a day, seven days a week. This eliminates the need to return the proxy card.

To vote your shares electronically you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above must be used to access the system.

1. To vote over the Internet:
      o Log on the Internet and go to the web site http://www.vote-by-net.com

2. To vote over the telephone:
      o On a touch-tone telephone call 1-800-OK2-VOTE (1-800-652-8683)
      o Outside of the U.S. and Canada call 201-324-0377.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares on the Internet or by the telephone, there is no need for you to mail back your proxy card.

                  YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.